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                                                              ASSETMARK FUNDS(R)

Prospectus
October 28, 2003
(amended and restated on August 27, 2004)

                                                              ASSETMARK FUNDS(R)

                                                              Investment Advisor

                                             AssetMark Investment Services, Inc.

                                                 ASSETMARK LARGE CAP GROWTH FUND

                                                  ASSETMARK LARGE CAP VALUE FUND

                                             ASSETMARK SMALL/MID CAP GROWTH FUND

                                              ASSETMARK SMALL/MID CAP VALUE FUND

                                             ASSETMARK INTERNATIONAL EQUITY FUND

                                           ASSETMARK REAL ESTATE SECURITIES FUND

                                          ASSETMARK TAX-EXEMPT FIXED INCOME FUND

                                           ASSETMARK CORE PLUS FIXED INCOME FUND

This Prospectus covers the eight different Funds within the AssetMark  Funds(R).
You will find specific  information in this  Prospectus  about each of the Funds plus general  information on the Funds.  You may find additional  information in the AssetMark Funds' Statement of Additional Information,  which is incorporated by reference into this Prospectus.

The  Securities and Exchange  Commission has not approved or disapproved  any of the above listed Funds.  The  Securities  and Exchange  Commission  also has not determined  whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

PRIVACY POLICY

AssetMark  Funds  recognizes  and  respects  your privacy  expectations.  We are providing  our privacy  policy to you as notice of the kinds of  information  we collect  about  you and the  circumstances  in  which  that  information  may be disclosed.  Your privacy is important to us and we are committed to  maintaining the confidentiality,  integrity and security of your personal information.  When you  provide  personal  information,  we  believe  that you  should  be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

     |X|  Information we receive from you on or in  applications or other forms, correspondence, or conversations,  including, but not limited to, your name, address,  phone number,  social security number,  assets, income and date of birth; and

     |X|  Information  about  your  transactions  with us,  our  affiliates,  or others,  including,  but not  limited  to,  your  account  number  and
          balance,  payments  history,  parties  to  transactions,   cost  basis
          information, and other financial information.

We do not  disclose  any  nonpublic  personal  information  about our current or former shareholders to nonaffiliated third parties,  except as permitted by law.
For  example,  we are  permitted by law to disclose  all of the  information  we collect, as described above, to our transfer agent to process your transactions.
Furthermore,  we restrict access to your nonpublic personal information to those persons who require such  information to provide products or services to you. We maintain  physical,  electronic,  and  procedural  safeguards  that  comply with federal standards to guard your nonpublic personal information.

In  the  event  that  you  hold  shares  of  the  Fund(s)  through  a  financial intermediary,  including,  but not limited to, a  broker-dealer,  bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

OVERVIEW
This  combined  prospectus  describes  the eight  separate  mutual funds (each a
"Fund" and collectively the "Funds") within AssetMark  Funds(R)(the "Trust"), an open-end management investment company. Each Fund's assets are managed according to its own investment objectives,  strategies and goals. Shares of the Funds are offered to investors on a no-load  basis,  without any front- or back-end  sales charges.  The Funds are  designed  primarily  for  investment  by  institutional investors  and clients of registered  investment  advisors,  broker/dealers  and other financial institutions.

THE MULTI-ADVISOR APPROACH

Each Fund has its own distinct investment objectives,  strategies and risks. The
Funds' investment advisor,  AssetMark Investment Services, Inc. (the "Advisor"),
is  responsible  for  constructing  and  monitoring  the  asset  allocation  and portfolio  strategy for each Fund.  Each Fund invests within a specific  segment
(or portion) of the capital  markets and invests in securities  consistent  with the Fund's  investment  objectives and style. The potential risks and returns of the Fund vary with the  degree to which a Fund  invests in a  particular  market segment and/or asset class.

The Advisor believes that it is possible to enhance  shareholder  value by using one or more  sub-advisory  firms to manage  various  portions of the assets of a
Fund, rather than simply employing a single firm. This "multi-advisor  approach"
is designed  to reduce the  management  risk  inherent  in  individual  security
selection  and  to  achieve   lower   volatility  by  combining  the  skills  of
sub-advisors with complementary  investment  approaches.  The Advisor intends to manage the Funds in a "manager of managers"  approach by  selecting  one or more sub-advisors  to manage  distinct  segments  of a market or asset class for each
Fund based upon the  Advisor's  evaluation  of the  sub-advisor's  expertise and performance in managing the appropriate asset class.

In addition, the Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the  sub-advisors to place greater  emphasis on those securities
in  which  they  have  the  most   conviction.   The  Funds  are  classified  as
non-diversified for purposes of federal mutual fund regulation, which means that they may invest in relatively few companies  compared to other mutual funds. The
Funds  do,  however,  maintain  their  portfolios  to meet  the  diversification requirements  for mutual funds under the federal tax law. The investment  styles and disciplines of the  sub-advisors to each Fund are intended to complement one another.  In  constructing  and overseeing  the entire  portfolio of a Fund, the
Advisor provides  investment  guidelines to a sub-advisor for a specific portion of a Fund's assets, which may be more restrictive than those of the portfolio as a whole.  The Advisor  monitors the sub-advisors for adherence to the investment guidelines  and to each Fund's  specific  investment  objectives,  policies  and strategies.

                                      -1-

ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The  investment  objective  of the  AssetMark  Large Cap Growth  Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without  shareholder  approval.  The investment  strategies described  below are  non-fundamental,  which  means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market  conditions,  the Large Cap Growth Fund will invest at least
80% of its net assets  (including  amounts borrowed for investment  purposes) in the securities of large capitalization  companies.  If the Large Cap Growth Fund changes this investment policy, it will notify  shareholders at least 60 days in advance of the change.

The Large Cap Growth Fund considers  large  capitalization  companies to be U.S.
companies  with a market  capitalization  within  the  range of those  companies included in the Russell  1000(R)Index at the time of purchase.  As of the latest reconstitution,  the market  capitalization of companies included in the Russell
1000(R)Index  was  approximately  $1.6  billion  to $317.8  billion.  The Fund's investment in equity securities may include common stocks,  preferred stocks and convertible securities. The convertible securities in which the Large Cap Growth
Fund may invest are those rated,  at the time of  purchase,  in one of the three
highest  rating  categories  by  a  nationally  recognized   statistical  rating
organization  ("NRSRO") or determined to be of comparable  quality by the Fund's
Advisor or sub-advisor if the security is unrated. The Large Cap Growth Fund may also invest up to 15% of its assets in American  Depository  Receipts  ("ADRs"),
Global Depository  Receipts ("GDRs") and securities of foreign  companies.  ADRs are equity  securities  traded on U.S.  exchanges,  including  the Nasdaq  Stock
Market  ("NASDAQ"),  that are  generally  issued by banks or trust  companies to evidence ownership of foreign equity securities. GDRs have the same qualities as
ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies  that it believes have  potential  for growth,  in comparison to other companies in that particular  company's  industry or the market, and in light of certain characteristics of a company, such as:

     o    consistent history of earnings stability and growth;

     o    proprietary products, processes and/or services;

     o    leadership positions in their markets;

     o    strong balance sheet; and

     o    experienced management.

Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:

     (1)  have, or will likely develop, a historical record of consistent growth and stability of earnings;

     (2)  are, or are likely to become, financially sound; or

     (3)  are, or are likely to become, leaders in their respective industries.

These factors are not limiting  factors in the  selection of securities  for the
Large Cap Growth Fund.  Based upon the foregoing,  the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors,  such as technology and health care.

                                      -2-

ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objectives
The  investment  objective  of the  AssetMark  Large Cap Value  Fund is  capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without  shareholder  approval.  The investment  strategies described  below are  non-fundamental,  which  means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal  market  conditions,  the Large Cap Value Fund will invest at least
80% of its net assets  (including  amounts borrowed for investment  purposes) in the securities of large  capitalization  companies.  If the Large Cap Value Fund changes this investment policy, it will notify  shareholders at least 60 days in advance of the change.

The Large Cap Value Fund  considers  large  capitalization  companies to be U.S.
companies  with a market  capitalization  within  the  range of those  companies included in the Russell  1000(R)Index at the time of purchase.  As of the latest reconstitution,  the market  capitalization of companies included in the Russell
1000(R)Index  was  approximately  $1.2  billion  to  $287  billion.  The  Fund's investment in equity  securities may include common  stocks,  preferred  stocks, convertible  securities and interests in real estate  investment trusts (REITs).
The  convertible  securities  in which the Large Cap Value  Fund may  invest are those  rated,  at the  time of  purchase,  in one of the  three  highest  rating categories by a NRSRO or  determined  to be of comparable  quality by the Fund's
Advisor or sub-advisor if the security is unrated.  The Large Cap Value Fund may also  invest up to 10% of its  assets in ADRs,  GDRs and  securities  of foreign companies.  ADRs are  equity  securities  traded  on U.S.  exchanges,  including
NASDAQ,  that are  generally  issued  by banks or trust  companies  to  evidence ownership of foreign  equity  securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general  supervision of the Advisor,  each sub-advisor  selects stocks according to a "value style" investment  strategy.  The market value of a "value stock" is likely to be lower than the price of securities of other  companies in its  industry or market  sector.  The  determination  of whether a security of a particular  company  is a  "value  stock"  is  based  upon a  comparison  of the security's  current  market  price  to the  company's  fundamentals,  such as:

     o    price/earnings ratio;

     o    dividend yield;

     o    book value;

     o    assets to liabilities ratio;

     o    management ownership; and

     o    price/cash flow.

In assessing value,  the  sub-advisors  may also consider  earnings and dividend growth prospects,  product  positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Large Cap Value
Fund may have a significant portion of its assets in one or more market sectors, such as financial  services and basic industries.  Basic industries may include, but are not limited to, transportation, industrials and utilities.

                                      -3-

ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment  objective of the AssetMark  Small/Mid Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without  shareholder  approval.  The investment  strategies described  below are  non-fundamental,  which  means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal  market  conditions,  the  Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes)
in the securities of small-to-medium  capitalization companies. If the Small/Mid
Cap Growth Fund changes this investment  policy, it will notify  shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S.  companies  with a market  capitalization  within  the range of those companies included in the Russell 2000(R)Index and the Russell Midcap(R)Index at
the time of purchase. As of the latest reconstitution, the market capitalization of companies  included in the Russell  2000(R)Index  was between $175 million to
$1.6 billion, and the market capitalization of companies included in the Russell
Midcap(R)Index  was between $1.6 billion to $12.3  billion.  The  Small/Mid  Cap
Growth  Fund's  investment  in equity  securities  may  include  common  stocks, preferred stocks and convertible securities. The convertible securities in which the  Small/Mid  Cap  Growth  Fund may  invest  are those  rated,  at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is  unrated.  The  Small/Mid  Cap Growth  Fund may also  invest up to 15% of its assets in ADRs,  GDRs and  securities  of  foreign  companies.  ADRs are  equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence  ownership of foreign equity securities.
GDRs have the same qualities as ADRs,  except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies  that it believes have  potential  for growth,  in comparison to other companies in that particular  company's  industry or the market, and in light of certain  characteristics of a company,  such as:

     o    leadership positions in their markets;

     o    strong balance sheet;

     o    experienced management;

     o    a demonstrated  record of consistent  earnings growth or the potential to grow earnings; and

     o    proprietary products, processes and/or services.

Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:

     (1)  are, or are likely to become, financially sound;
     (2)  are, or are likely to become,  leaders in their respective industries;
          or
     (3)  have, or will likely develop, a historical record of consistent growth and stability of earnings.

These factors are not limiting  factors in the  selection of securities  for the
Small/Mid Cap Growth Fund.  Based upon the  foregoing,  the Small/Mid Cap Growth
Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.

                                      -4-

ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The  investment  objective of the AssetMark  Small/Mid Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without  shareholder  approval.  The investment  strategies described  below are  non-fundamental,  which  means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal  market  conditions,  the  Small/Mid  Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes)
in the securities of small-to-medium  capitalization companies. If the Small/Mid
Cap Value Fund changes this investment  policy,  it will notify  shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium  capitalization companies to be U.S.  companies  with a market  capitalization  within  the range of those companies included in the Russell 2000(R)Index and the Russell Midcap(R)Index at
the time of purchase. As of the latest reconstitution, the market capitalization of companies  included in the Russell  2000(R)Index  was between $117 million to
$1.2 billion, and the market capitalization of companies included in the Russell
Midcap(R)Index was between $1.2 billion to $9.8 billion. The Small/Mid Cap Value
Fund's  investment in equity  securities may include  common  stocks,  preferred stocks and  convertible  securities.  The  convertible  securities  in which the
Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three  highest  rating  categories  by a NRSRO or determined to be of comparable  quality by the Fund's  Advisor or  sub-advisor  if the  security  is unrated. The Small/Mid Cap Value Fund may also invest up to 10% of its assets in
ADRs,  GDRs and  securities  of foreign  companies.  ADRs are equity  securities traded on U.S.  exchanges,  including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the  same  qualities  as  ADRs,  except  that  they  may be  traded  in  several international trading markets.

Under the general  supervision of the Advisor,  each sub-advisor  selects stocks according to a "value style" investment  strategy.  The market value of a "value stock" is likely to be lower than the price of securities of other  companies in its  industry or market  sector.  The  determination  of whether a security of a particular  company  is a  "value  stock"  is  based  upon a  comparison  of the security's current market price to the company's fundamentals, such as:

     o    price/earnings ratio;

     o    dividend yield;

     o    book value;

     o    assets to liabilities ratio;

     o    management ownership; and

     o    average daily trading volume.

In assessing value, the  sub-advisor(s)  may also consider earnings and dividend growth prospects,  product  positioning or market share, and risk and volatility of an industry.  Based upon the foregoing,  from time to time, the Small/Mid Cap
Value Fund may have a  significant  portion of its assets in one or more  market sectors,  such as financial services and basic industries.  Basic industries may include, but are not limited to, transportation, industrials and utilities.

                                      -5-

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The  investment  objective  of the  AssetMark  International  Equity  Fund is to
provide capital  appreciation over the long term. This objective is fundamental, which  means  that it  cannot  be  changed  without  shareholder  approval.  The investment strategies described below are non-fundamental, which means that they may be  changed  by  action  of the  Board of  Trustees  of the  Trust,  without shareholder approval.

Principal Investment Strategies
Under normal market  conditions,  the  International  Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes)
in equity securities.  If the International  Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The  International  Equity Fund's  investments in equity  securities may include common stocks,  preferred stocks and convertible  securities of companies of any size capitalization,  headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than  50%  of  their  assets  outside  of  the  United  States.  Generally,  the
International  Equity  Fund's assets will be invested in securities of companies located in developed countries. The International Equity Fund, however, may also invest  up to 20% of its total  assets in the  equity  securities  of  companies
located  in  countries   considered  to  have  emerging  markets  or  developing
economies.  The Fund considers emerging markets countries to be those defined as such by the World Bank International Financial Corporation or the Morgan Stanley
Capital  International  (MSCI) Index.  The  convertible  securities in which the
International  Equity Fund may invest are those rated,  at the time of purchase, in one of the three highest rating  categories by a NRSRO or determined to be of comparable  quality by the Fund's  Advisor or  sub-advisor  if the  security  is unrated.

The International Equity Fund may also invest in depository receipts,  including
ADRs and GDRs.  ADRs are equity  securities  traded on U.S.  exchanges  that are generally  issued by banks or trust  companies to evidence  ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several  international  trading markets.  The present intention of the
International  Equity Fund is to invest all, or substantially all, of its assets in  depositary  receipts  and in  U.S.  listed  equity  securities  of  non-U.S.
companies.

By investing its assets in investments  that are tied  economically to different countries  throughout the world, the International  Equity Fund attempts to take advantage  of  differences  between  economic  trends  and  the  performance  of securities  markets in different  countries,  regions and geographic  areas. The
International  Equity Fund may, from time to time, invest a significant  portion of its  assets  in the  securities  of  companies  in one or more  countries  or regions.  In that case,  the  International  Equity Fund would be subject to the economic and market developments in those countries,  such as Japan, or regions, such as Europe or Asia,  to a greater  extent than if it remained  invested in a
greater  number  of  countries  or  geographical  regions.   Additionally,   the
International  Equity Fund intends to invest in companies in five major  sectors such as telecommunications,  technology,  consumer goods, financial services and other  basic  industries.  The Fund  will  attempt  to focus its  investment  in companies the sub-advisors  believe  represent the best values relative to their growth prospects by examining a company's sustainable growth rate in relation to that of its  local  market.  In  addition,  the Fund may use index  futures  for hedging  and/or asset  allocation  purposes,  and  currency  futures for hedging purposes.  The  International  Equity  Fund does not intend to  routinely  hedge against  currency risk or use index futures for hedging and/or asset  allocation purposes.

                                      -6-

ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Real Estate Securities Fund is capital appreciation over the long term. Current income is a secondary objective.  These objectives  are  fundamental,  which means that they  cannot be changed  without
shareholder   approval.   The   investment   strategies   described   below  are
non-fundamental,  which means that they may be changed by action of the Board of
Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market  conditions,  the Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes)
in  securities  of  companies  in the real estate  industry.  If the Real Estate
Securities Fund changes this investment  policy, it will notify  shareholders at least 60 days in advance of the change.

The  Real  Estate  Securities  Fund  will  invest  in U.S.  real  estate  equity securities,  which may include  shares and units of beneficial  interest of real estate  investment  trusts  ("REITs"),  preferred  shares and  convertible  debt securities of real estate  companies.  The  convertible  securities in which the
Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating  categories by a NRSRO or determined to be of comparable  quality by the Fund's  Advisor or  sub-advisor  if the  security  is unrated.  The Real Estate Securities Fund considers real estate securities to be those  issued by  companies  principally  engaged  in the real  estate  business because  they  derive  at  least  50% of  their  revenues  from  the  ownership, construction,  financing,  management  or  sale  of  commercial,  industrial  or residential  real estate or because  they invest at least 50% of their assets in such real estate.

The types of REITs in which the Real Estate  Securities  Fund may invest include equity,  mortgage and hybrid REITs. An equity REIT invests  primarily in the fee ownership or leasehold  ownership of land and  buildings  and derives its income primarily from rental income.  An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated
(or  depreciated)  in value.  Equity  REITs  generally  exercise  some degree of control  over the  operational  aspect of their real estate  investments,  lease terms and property  maintenance and repair. A mortgage REIT invests primarily in real estate mortgages that secure construction,  development or long-term loans, and  derives  its  income  primarily  from  interest  payments  on credit it has extended. Hybrid REITs combine the characteristics of equity and mortgage REITs, generally by holding both  ownership  interests  and mortgage  interests in real estate.  It is anticipated that, under normal  circumstances,  a majority of the
Real Estate  Securities  Fund's  investments in REITs will consist of securities issued by equity  REITs.  The Real Estate  Securities  Fund will not invest more than 10% of its assets in mortgage REITs under normal circumstances.

The  sub-advisors to the Real Estate  Securities Fund select shares of REITs and other real estate  securities  by  analyzing  property  sectors  and  individual companies  within the selected  property  sectors.  The sub-advisors to the Real
Estate  Securities  Fund evaluate  potential  investments  based on a variety of factors including:

     o    overall investment strategy;

     o    strength of company management;

     o    fundamental analysis of financial statements; and

     o    yields.

                                      -7-

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The  investment  objective of the AssetMark  Tax-Exempt  Fixed Income Fund is to
provide  current income exempt from federal income tax by investing at least 80%
of its assets in  municipal  securities,  the  interest  on which is exempt from federal income tax and not subject to the alternative minimum tax ("AMT").  This objective  is  fundamental,  which  means  that it  cannot  be  changed  without
shareholder  approval.   The  investment  strategies  described  below  are  not
fundamental,  which  means  that they may be  changed  by action of the Board of
Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal  circumstances,  the  Tax-Exempt  Fixed Income Fund will invest its assets in  intermediate  to long-term  municipal  securities that are investment grade  (or,  in  other  words,  rated  within  one of the  four  highest  rating categories by a NRSRO or  determined  to be of comparable  quality by the Fund's
Advisor or  sub-advisor  if the security is unrated).  Any  tax-exempt  interest income earned by the Tax-Exempt  Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal  securities are debt obligations issued by or on behalf of the cities, districts,  states,  territories and other possessions of the United States that pay income exempt from regular  federal  income tax.  Municipal  securities  are generally issued to finance public works, such as airports,  highways,  bridges, hospitals, schools, housing, streets, mass transportation projects and water and
sewer  works.   Municipal  securities  are  also  issued  to  repay  outstanding obligations,  raise funds for  general  operating  expenses,  and make loans for other public  institutions  and  facilities.  Examples of  municipal  securities include:

     o    Tax and revenue  anticipation  notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

     o    Municipal commercial paper and other short-term notes;

     o    Construction loan notes insured by the Federal Housing  Administration
          and  financed  by  the  Federal  or   Government   National   Mortgage
          Associations;

     o    Participation  interests  in  any  of the  above  including  municipal
          securities  from  financial   institutions   such  as  commercial  and
          investment banks,  savings associations and insurance companies to the extent that they pay tax-exempt interest;

     o    Bond anticipation  notes that are intended to be refinanced  through a later issuance of longer term bonds;

     o    Variable rate securities; and

     o    Municipal bonds and leases.

The  Tax-Exempt  Fixed  Income  Fund may  invest in  intermediate  to  long-term
municipal   securities.   Intermediate-term   municipal   securities  are  those
securities  that  generally  mature  between  three  and  ten  years.  Long-term municipal  securities  generally  mature some time after ten years.  Some of the securities  in the  Tax-Exempt  Fixed Income  Fund's  portfolio may carry credit enhancements,  such as insurance,  guarantees or letters of credit.  While these enhancements  may  provide  additional  protection  for the  timely  payment  of interest or  principal  of a  municipal  security,  they do not protect  against decreases  in market value of the  security,  or in the share price of the Fund.
Although  the  Tax-Exempt  Fixed  Income  Fund  is  permitted  to  make  taxable investments  under the  circumstances  described  under the  heading  "Temporary
Defensive and Cash  Investments," the Fund currently does not intend to generate income subject to regular federal income tax.

                                      -8-

ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The  fundamental  investment  objective of the AssetMark  Core Plus Fixed Income
Fund is to provide  current income  consistent with low volatility of principal.
This  objective is  fundamental,  which means that it cannot be changed  without shareholder approval. The Fund will also seek capital appreciation.

Principal Investment Strategies
Under normal market  conditions,  the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes)
in fixed  income  securities.  If the Core Plus Fixed  Income Fund  changes this investment  policy,  it will notify  shareholders at least 60 days in advance of the change.  Except as otherwise  indicated,  the Fund's investment policies are non-fundamental,  which means that they may be changed by action of the Board of
Trustees of the Trust, without shareholder approval.

The Core Plus Fixed Income Fund will primarily invest in fixed income securities that are  rated  investment  grade  or  better  (i.e.,  rated in one of the four highest rating  categories by a NRSRO or determined to be of comparable  quality by the Fund's Advisor or  sub-advisor if the security is unrated).  In addition, the Core Plus  Fixed  Income  Fund  intends to invest a portion of its assets in high-yield debt securities  (sometimes  called "junk bonds") and bonds issued by companies  headquartered  outside  of  the  United  States  (including  emerging markets),  or that derive more than 50% of their gross  revenues  outside of the
United  States,  or have more than 50% of their  assets  outside  of the  United
States. The Core Plus Fixed Income Fund intends to invest in the following types of fixed income securities:

     o    U.S. and non-U.S. corporate bonds and debentures;

     o    Mortgage-backed securities;

     o    Receipts  involving  U.S.  Treasury  obligations  and other  "stripped securities";

     o    Municipal  securities  of  issuers  located in all fifty  states,  the
          District  of  Columbia  or other  U.S.  territories  and  possessions, consisting of municipal bonds, municipal notes,  tax-exempt commercial paper and municipal lease obligations;

     o    Obligations   issued  by  supranational   entities  and  foreign  loan
          participants;

     o    Obligations issued by the U.S.  Government and foreign governments and their agencies or instrumentalities;

     o    Asset-backed securities;

     o    Zero coupon, pay-in-kind or deferred payment securities;

     o    Securities issued on a when-issued and a delayed-delivery basis;

     o    High yield debt securities (junk bonds);

     o    Custodial Receipts; and

     o    Convertible Securities.

Under normal circumstances,  the Advisor and sub-advisors will seek to limit the
Fund's investments in fixed income securities issued by foreign corporations and foreign  governments  that are  denominated  in a  currency  other than the U.S.
dollar to 20% of the Fund's  total  assets,  measured  at the time of  purchase.
Similarly, under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund's  investments in high-yield debt securities  (junk bonds) to 20%
of the Fund's total assets,  measured at the time of purchase.  The fixed income securities in which the Fund invests may have maturities of any length. The Fund may also invest in futures, options and similar derivatives.

                                      -9-

PRINCIPAL RISKS OF INVESTMENT
Mutual  funds  pool  shareholders'  money  and,  using  professional  investment managers,  invest it in securities.  As all investment securities are subject to inherent market risks and  fluctuations  in value due to earnings,  economic and political  conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Because the value of your investment in a
Fund  will  fluctuate,  there  is also a risk  that  you  may  lose  money.  The alphabetized table below provides the principal risks of investing in the Funds.
The list that follows  addresses  common risks not  previously  described in the
Funds' summaries.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

o  Applicable                   Large    Large    Small/Mid Small/Mid International Real       Tax-ExemptCore
-- Not Applicable               Cap      Cap      Cap       Cap       Equity        Estate     Fixed     Plus
                                Growth   Value    Growth    Value     Fund          Securities Income    Fixed
                                Fund     Fund     Fund      Fund                    Fund       Fund      Income
                                                                                                         Fund

Credit Risks                    --       --       --         --       --            --          o        o
Derivatives Risks               --       --       --         --       o             --          --       o
Emerging Markets Risks          --       --       --         --       o             --          --       o
Foreign Securities Risks         o        o        o         o        o             --          --       o
High-Yield Debt Securities
Risks                           --       --       --         --       --            --          --       o
Interest Rate Risks             --       --       --         --       --            --          o        o
Liquidity Risks                 --       --        o         o        o              o          --       --
Manager Risks                    o        o        o         o        o              o          o        o
Maturity Risks                  --       --       --         --       --            --          o        o
Mortgage- and Asset-Backed
Securities Risks                --       --       --         --       --            --          --       o
Municipal Securities Risks      --       --       --         --       --            --          o        --
Non-Diversification Risks        o        o        o         o        o              o          o        o
Real Estate Industry
Concentration Risk              --       --       --         --       --             o          --       --
Real Estate Investment          --        o       --         --       --             o          --       --
Trust Risks                     --        o       --         --       --             o          --       --
Sector Focus Risks               o        o        o         o        o             --          --       --
Small and Medium
Capitalization Risks            --       --        o         o        o              o          --       --
Stock Market Risks               o        o        o         o        o              o          --       --
Tax Risks                       --       --       --         --       --            --          o        --

                                      -10-

o    Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income
     security  or,  in  the  case  of  a  municipal  security,   the  underlying
     municipality,  may experience financial problems causing it to be unable to meet its payment  obligations.  This would reduce the income  available for distribution to shareholders as well as the value of a Fund's shares.

o    Derivatives Risks: The Core Plus Fixed Income Fund may utilize derivatives, such as futures and options, for hedging purposes.  Futures and options are considered derivative  investments,  since their value depends on the value of the underlying asset to be purchased or sold. The Core Plus Fixed Income
     Fund's investment in derivatives may involve a small investment relative to the amount of risk  assumed.  To the extent the Core Plus Fixed Income Fund enters into these  transactions,  its success will depend on the  manager's ability to predict market movements.  The International Equity Fund may use stock index and currency futures  contracts.  Stock index futures contracts are derivative  instruments  that are subject to a number of risks.  During certain  market  conditions,  purchases  and sales of stock  index  futures contracts may not  completely  offset a decline or rise in the value of the
     Fund's  investments.  In the futures markets, it may not always be possible to execute a buy or sell  order at the  desired  price,  or to close out an open position due to market  conditions,  limits on open  positions  and/or daily  price  fluctuations.  Changes  in the  market  value  of the  Fund's investment  securities  may differ  substantially  from the changes when it established the hedged positions,  and  unanticipated  price movements in a futures contract may result in a loss substantially greater than the Fund's initial  investment in such a contract.  Currency futures  contracts may be used to hedge currency risks.  Hedging  currency risks involves the risk of mismatching the Fund's  obligations under a futures contract with the value of securities denominated in a particular currency.

o    Emerging Markets Risks: In addition to the risks generally  associated with investing in foreign  securities,  countries with emerging markets may also have relatively unstable governments,  social and legal systems that do not protect  shareholders,  economies  based  on  only  a few  industries,  and securities markets that trade a small number of issues.

o    Foreign  Securities Risks: The risks of investing in foreign securities can increase  the  potential  for  losses  in a Fund and may  include  currency
     fluctuations,   political  and  economic   instability,   less   government
     regulation,  less publicly available information,  limited trading markets, differences in financial reporting standards and less stringent  regulation of securities markets.

o    High-Yield  Debt  Securities  Risks:  High-yield  debt  securities or "junk bonds"  are debt  securities  rated  below  investment  grade by an  NRSRO.
     Although   junk  bonds   generally   pay  higher  rates  of  interest  than
     higher-rated  securities,  they are  subject  to a greater  risk of loss of income and  principal.  Junk bonds are subject to greater  credit risk than higher  grade  securities  and have a  higher  risk of  default.  Companies issuing  high-yield  junk  bonds are more  likely to  experience  financial difficulties  that may lead to a weakened  capacity to make  principal  and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly  leveraged and are more vulnerable to changes in the economy,  such as a recession or rising  interest  rates,  which may affect their ability to meet their interest or principal payment obligations.

o    Interest  Rate Risks:  The market  value of fixed  income  securities  will fluctuate with changes in interest rates. For example,  when interest rates rise, the market value of fixed income securities  declines.  If the market value of the  Tax-Exempt  Fixed Income Fund's or the Core Plus Fixed Income
     Fund's investments decreases, investors in those Funds may lose money.

o    Liquidity  Risks:  The  securities of many of the companies  with small and medium size  capitalizations  may have less  "float"  (the number of shares that normally trade) and attract less market interest and,  therefore,  are subject  to  liquidity  risk.  Liquidity  risk  is the  risk  that  certain securities  may be  difficult or  impossible  to sell at the time and price that a Fund would like to sell the security.  If that  happens,  a Fund may have to lower  the  price,  sell  other  securities  instead,  or forego an investment  opportunity,  any of which could have a negative effect on Fund performance.

o    Manager Risks: Manager risk is the risk that the Advisor or one of a Fund's sub-advisors  will do a poor job of selecting  securities  and thus fail to meet the Fund's investment  objectives.  As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.

                                      -11-

o    Maturity  Risks:  The  Tax-Exempt  Fixed  Income Fund  invests in municipal securities with intermediate to long-term  maturities.  The Core Plus Fixed
     Income  Fund  may  invest  in  fixed  income  securities  with a  range  of maturities.  Generally,  the longer a security's maturity,  the greater the risk that interest rate  fluctuations may adversely affect the value of the security.

o    Mortgage-Backed  and Asset-Backed  Securities  Risks:  Mortgage-backed  and asset-backed  securities are subject to prepayment  risk, which is the risk that the  borrower  will  prepay some or all of the  principal  owed to the issuer.  If that happens,  a Fund holding such security may have to replace the security by investing the proceeds in a less attractive security.  This may reduce such Fund's share price and its income distributions.

o    Municipal Securities Risks: The ability of the Tax-Exempt Fixed Income Fund to achieve its investment  objective  depends on the ability of the issuers of the municipal securities,  or any entity providing a credit enhancement, to continue  to meet their  obligations  for the  payment of  interest  and principal  when  due.  Any  adverse  economic  conditions  or  developments affecting the states or municipalities that issue the municipal  securities in which the Fund invests could negatively impact the Fund.

o    Non-Diversification  Risks:  Each  Fund  is  a  non-diversified  investment company,  which  means that more of a Fund's  assets may be invested in the securities of a single issuer than a diversified  investment company.  This may make the value of a Fund's  shares more  susceptible  to certain  risks than shares of a diversified investment company. As a non-diversified fund, each Fund has a greater  potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o    Real Estate Industry  Concentration  Risk: The Real Estate  Securities Fund
     concentrates its investments in the real estate industry.  Concentration in the real  estate  industry  will  subject  the Fund to risks in addition to those that apply to the general equity  markets.  Economic,  legislative or regulatory developments may occur that significantly affect the entire real estate  industry and, thus, may subject the Real Estate  Securities Fund to greater  market  fluctuations  than a fund that does not  concentrate  in a particular  industry.  In addition,  the Real Estate  Securities  Fund will generally  be subject to risks  associated  with direct  ownership  of real estate.  These risks include decreases in real estate value or fluctuations in rental  income  caused by a variety of factors,  including  increases in interest  rates,  increases in property  taxes and other  operating  costs, casualty or condemnation  losses,  possible  environmental  liabilities and changes in supply and demand  for  properties.  Because of the Real  Estate
     Securities  Fund's strategy to concentrate in the real estate industry,  it may not perform as well as other mutual funds that do not  concentrate in a single industry.

o    Real  Estate  Investment  Trust  Risks:  Some of the  risks of  equity  and mortgage  REITs are that the  performance of such REITs depends on how well the REIT  manages  the  properties  it owns.  An equity  REIT holds  equity positions in real estate and provides its shareholders with income from the leasing of its  properties  and capital gains from any sale of  properties.
     Accordingly,  equity  REITs may be  affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur  because  of  extended  vacancies,  the  failure  to  collect  rents, increased  competition from other  properties or poor management.  A REIT's performance  also  depends on the  company's  ability  to finance  property purchases  and  renovations  and manage  its cash  flows.  A mortgage  REIT specializes  in lending money to  developers  of properties  and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be  affected  by the  quality  of any  credit  extended.  The  Real  Estate
     Securities  Fund  attempts  to  minimize  these  risks by  selecting  REITs diversified by sector (i.e., shopping malls,  apartment building complexes, health care facilities) and geographic location.

o    Sector Focus Risks:  To the extent that a Fund focuses its  investments  in one or more sectors,  it may be subject to the risks  affecting that sector more than would a fund that  invests in a wide  variety of market  sectors.
     The following  describes the risks  associated  with the various sectors in which some of the Funds may focus:

     o    Large Cap Growth Fund and  Small/Mid  Cap Growth  Fund:  The Large Cap
          Growth  Fund  and the  Small/Mid  Cap  Growth  Fund  may  focus  their investments in the technology or

                                      -12-

          health care sectors. Companies in the technology sector are subject to the risks such as those relating to potential  rapid  obsolescence  of technology,  failure  of the market to accept  new  technologies,  and
          difficulty  in  obtaining   financing   for  necessary   research  and
          development  or  expansion.  Companies  in the health  care sector are subject to many of the same  risks as those  facing  companies  in the technology sector, and are subject to risks related to legislative and regulatory action, which may affect profitability of companies in that sector.

     o    Large Cap Value Fund and Small/Mid Cap Value Fund: The Large Cap Value
          Fund and Small/Mid Cap Value Fund may focus their  investments  in the financial  services or basic industries sector. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative  initiatives,  all of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or  recession  as well as  market  risk to the  extent  that investors prefer  securities of issuers in other sectors  perceived to offer greater opportunities for faster growth.

     o    International Equity Fund: The International Equity Fund may focus its investments  in one  or  more  sectors,  such  as  telecommunications, technology,  consumer goods,  financial  services or basic industries.
          Companies  in the  technology  sector are subject to the risks such as those relating to potential rapid obsolescence of technology,  failure of the market to accept new  technologies,  and  difficulty  obtaining
          financing  for  necessary   research  and  development  or  expansion.
          Companies in the telecommunications  sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that  changes in federal or state  regulation  relating to rates of return and  services in the  telecommunications  sector could adversely affect the  profitability of these companies.  The financial services  sector may be  adversely  affected  by  changes in  economic conditions and interest rates, as well as legislative initiatives, all of which may impact the  profitability  of  companies  in that sector.
          Companies  in the basic  industries  and  consumer  goods  sectors are subject to general  risks posed by economic  slow down or recession as well as market risk to the extent that investors prefer  securities of issuers in other sectors perceived to offer greater  opportunities for faster growth.

o    Small and Medium  Capitalization  Risks:  A Fund that invests in the equity securities of companies with small and medium size market capitalization is subject to certain  risks.  Companies  with  small and medium  size  market capitalization  often have narrower markets,  fewer products or services to offer and more limited  managerial and financial  resources than do larger, more  established  companies.  As a result,  their  performance can be more volatile,  and they face a greater  risk of business  failure,  which could increase the volatility and risk of loss of a Fund's assets.

o    Stock Market Risks:  Funds that invest in equity  securities are subject to stock  market risks and  significant  fluctuations  in value.  If the stock market  declines  in value,  a Fund's  share  price is likely to decline in value.  A Fund's  focus on certain  types of stocks (such as small or large cap) and style of  investing  (such as value or growth)  subjects it to the risk that its  performance  may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

o    Tax Risks: The Tax-Exempt Fixed Income Fund may be more adversely  impacted by  changes in tax rates and  policies  than other  mutual  funds.  Because interest income on municipal obligations is normally not subject to regular federal income taxation,  the  attractiveness  of municipal  obligations in relation to other investment alternatives is affected by changes in federal income tax rates  applicable  to, or the continuing  tax-exempt  status of, such interest  income.  Therefore,  any proposed or actual  changes in such rates or exempt status can significantly affect the demand for, and supply, liquidity and marketability of, municipal obligations,  which could in turn affect the Tax-Exempt Fixed Income Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

                                      -13-

PERFORMANCE OF THE FUNDS

The  performance  information  shown  gives some  indication  of the risks of an investment in a Fund. Each Fund's bar chart illustrates the Fund's calendar year returns and the return for the nine months ended September 30, 2003. Each Fund's table  compares the Fund's average annual returns with a broad measure of market performance  and an index of  funds  with  similar  investment  objectives.  The information shown assumes reinvestment of dividends and distributions. Remember, a Fund's  past  performance,  before  and after  taxes,  is not  necessarily  an indication of how a Fund will perform in the future.

                         ASSETMARK LARGE CAP GROWTH FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    -27.36%

The Large Cap Growth  Fund's  calendar  year-to-date  return as of September 30,
2003 was 22.21%.

Best Quarter:                         Q4          2001         21.82%
Worst Quarter:                        Q3          2001        -26.20%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Large Cap Growth Fund
     Return Before Taxes                              -27.36%         -24.64%
     Return After Taxes on Distributions(1)(2)        -27.36%         -24.64%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        -16.80%         -19.41%
Russell 1000 Growth Index(4)                          -27.89%         -23.50%
Lipper Large-Cap Growth Funds Index(5)                -28.12%         -24.36%
-------------------------------------------------- ------------ --------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures for the same period. A

                                      -14-

     higher after tax return results when a capital loss occurs upon  redemption and provides an assumed tax deduction that benefits the investor.

(4)  The Russell 1000 Growth Index contains those securities in the Russell 1000
     Index with a  greater-than-average  growth  orientation.  Companies in this index tend to exhibit higher  price-to-book and  price-to-earnings  ratios, lower dividend  yields,  and higher  forecasted  growth rates. The Index is unmanaged  and cannot be invested in  directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper  Large-Cap  Growth  Funds Index is the average of the 30 largest funds in the Lipper  Large-Cap  Growth  Funds  Category.  These  funds,  by portfolio practice,  invest at least 75% of equity assets in companies with market  capitalizations (on three-year weighted basis) greater than 300% of the  dollar-weighted  median  market  capitalization  of the  middle  1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have
     an  above  average  price-to-earnings  ration,   price-to-book  ratio,  and
     three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)  The inception date of the Fund was June 29, 2001.

                                      -15-

                         ASSETMARK LARGE CAP VALUE FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    -22.36%

The Large Cap Value Fund's calendar year-to-date return as of September 30, 2003 was 17.57%.

Best Quarter:                         Q2          2003         22.63%
Worst Quarter:                        Q3          2002        -23.48%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Large Cap Value Fund
     Return Before Taxes                              -22.36%         -15.09%
     Return After Taxes on Distributions(1)(2)        -22.57%         -15.30%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        -13.73%         -12.06%
Russell 1000 Value Index(4)                           -15.52%         -13.27%
Lipper Large-Cap Value Funds Index(5)                 -19.68%         -16.56%
----------------------------------------------------------------------- -------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

(4)  The Russell 1000 Value Index contains those  securities in the Russell 1000
     Index with a less-than-average growth orientation.  Companies in this index generally  have low  price-to-book  and  price-to-earnings  ratios,  higher dividend yields, and lower forecasted growth values. The Index is unmanaged and  cannot be  invested  in  directly.  The  Index  does not  reflect  any deduction for fees, expenses or taxes.

                                      -16-

(5)  The Lipper  Large-Cap  Value  Funds  Index is the average of the 30 largest funds in the  Lipper  Large-Cap  Value  Funds  Category.  These  funds,  by portfolio practice,  invest as least 75% of equity assets in companies with market  capitalizations (on three-year weighted basis) greater than 300% of the  dollar-weighted  median  market  capitalization  of the  middle  1,000 securities  of the S&P  SuperComposite  1500 Index.  Large-cap  value funds typically  have  a  below-average  price-to-earnings  ratio,  price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500
     Index.

(6)  The inception date of the Fund was June 29, 2001.

                       ASSETMARK SMALL/MID CAP GROWTH FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    -30.97%

The Small/Mid Cap Growth Fund's calendar year-to-date return as of September 30,
2003 was 23.83%.

Best Quarter:                         Q4          2001         29.71%
Worst Quarter:                        Q3          2001        -28.30%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Small/Mid Cap Growth Fund
     Return Before Taxes                              -30.97%         -25.48%
     Return After Taxes on Distributions(1)(2)        -30.97%         -25.48%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        -19.01%         -20.06%
Russell 2500 Growth Index(4)                          -29.09%         -24.88%
Lipper Small-Cap Growth Funds Index(5)                -27.61%         -23.76%
-------------------------------------------          ---------- --------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

                                      -17-

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

(4)  The Russell 2500TM Growth Index  measures the  performance of those Russell
     2500  companies  with  higher  price-to-book  ratios and higher  forecasted growth  values.  The Index is unmanaged and cannot be invested in directly.
     The Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper  Small-Cap  Growth  Funds Index is the average of the 30 largest funds in the Lipper  Small-Cap  Growth  Funds  Category.  These  funds,  by portfolio  practice,  invest 75% of equity assets in companies  with market capitalizations  (on a  three-year  weighted  basis)  less than 250% of the dollar-weighted  median  market  capitalization  of the smallest 500 of the middle 1,000 securities of the S&P  SuperComposite  1500 Index. These funds typically  have an above  average  price-to-earnings  ratio,  price-to-book ratio,  and three-year  sales-per-share  growth value,  compared to the S&P
     SmallCap 600 Index.

(6)  The inception date of the Fund was June 29, 2001.

                       ASSETMARK SMALL/MID CAP VALUE FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    -13.26%

The Small/Mid Cap Value Fund's calendar  year-to-date return as of September 30,
2003 was 18.53%.

Best Quarter:                         Q2          2003         19.04%
Worst Quarter:                        Q3          2002        -16.26%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Small/Mid Cap Value Fund
     Return Before Taxes                              -13.26%         -7.03%
     Return After Taxes on Distributions(1)(2)        -13.26%         -7.03%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                         -8.14%         -5.60%
Russell 2500 Value Index(4)                            -9.88%         -5.59%
Lipper Small-Cap Value Funds Index(5)                 -11.21%         -6.71%
---------------------------------------------------------- -------------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term gain rate was 38.6% and the highest long-

                                      -18-

     term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore,  the after-tax returns shown are  not  relevant  to  those  investors  who  hold  their  shares  through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

(4)  The Russell  2500TM Value Index  measures the  performance of those Russell
     2500 companies with lower price-to-book  ratios and lower forecasted growth values.  The  Russell  2500  Value  Index  is an  unmanaged  index  that is generally  representative of smaller capitalization value stocks. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper  Small-Cap  Value  Funds  Index is the average of the 30 largest funds in the  Lipper  Small-Cap  Value  Funds  Category.  These  funds,  by portfolio  practice,  invest 75% of equity assets in companies  with market capitalizations  (on a  three-year  weighted  basis)  less than 250% of the dollar-weighted  median  market  capitalization  of the smallest 500 of the middle 1,000 securities of the S&P  SuperComposite  1500 Index. These funds typically  have a  below  average  price-to-earnings  ratio,  price-to-book ratio,  and three-year  sales-per-share  growth value,  compared to the S&P
     SmallCap 600 Index.

(6)  The inception date of the Fund was June 29, 2001.

                       ASSETMARK INTERNATIONAL EQUITY FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    -19.79%

The International Equity Fund's calendar year-to-date return as of September 30,
2003 was 18.39%.

Best Quarter:                         Q2          2003         18.44%
Worst Quarter:                        Q3          2002        -19.20%

                                      -19-

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
International Equity Fund
     Return Before Taxes                              -19.79%         -16.74%
     Return After Taxes on Distributions(1)(2)        -19.90%         -16.82%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        -12.15%         -13.30%
Morgan Stanley Capital International EAFE Index (4)   -15.66%         -15.53%
Lipper International Funds Index(5)                   -13.84%         -14.21%
--------------------------------------------------------------- --------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

(4)  The  MSCI  EAFE(R)Index   (Europe,   Australasia,   Far  East)  is  a  free
     float-adjusted  market  capitalization  index that is  designed  to measure developed market equity performance, excluding the US & Canada. As of April
     2002,  the MSCI EAFE Index  consisted of the following 21 developed  market country indices:  Australia,  Austria,  Belgium,  Denmark, Finland, France,
     Germany,  Greece,  Hong Kong, Ireland,  Italy, Japan, the Netherlands,  New
     Zealand, Norway, Portugal,  Singapore,  Spain, Sweden,  Switzerland and the
     United Kingdom.  The Index is unmanaged and cannot be invested in directly.
     The Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper International Funds Index is the average of the 30 largest funds in the Lipper  International  Funds Category.  These funds invest assets in securities with primary trading markets outside of the United States.

(6)  The inception date of the Fund was June 29, 2001.

                                      -20-

                      ASSETMARK REAL ESTATE SECURITIES FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    4.35%

The Real Estate Securities Fund's calendar  year-to-date  return as of September
30, 2003 was 22.03%.

Best Quarter:                         Q2          2003         10.38%
Worst Quarter:                        Q3          2002         -7.51%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Real Estate Securities Fund
     Return Before Taxes                              4.35%          4.57%
     Return After Taxes on Distributions(1)(2)        2.80%          2.88%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        2.68%          2.83%
Wilshire REIT Index (4)                               3.60%          4.00%
Lipper Real Estate Fund Index(5)                      3.64%          3.32%
------------------------------------------------------------------------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

(4)  The  Wilshire  REIT  Index  measures  U.S.   publicly  traded  Real  Estate
     Investment  Trusts.  The Index is comprised of companies whose charters are the equity  ownership  and  operation  of  commercial  real estate and that derive a minimum of 75% of revenue  from  stated  operations.  The Index is composed of 93 common  stocks,  selected for their  market  capitalization, source of revenue,

                                      -21-

     and  liquidity.  The Index is unmanaged and cannot be invested in directly.
     The Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper  Real  Estate  Fund Index is an  equally  weighted  index of the largest 30 funds  within the real  estate  funds  investment  objective  as defined  by Lipper  Inc.  The index is  adjusted  for the  reinvestment  of capital gains and income dividends.

(6)  The inception date of the Fund was June 29, 2001.

                     ASSETMARK TAX-EXEMPT FIXED INCOME FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    9.52%

The Tax-Exempt Fixed Income Fund's calendar  year-to-date return as of September
30, 2003 was 3.37%.

Best Quarter:                         Q3          2002          4.56%
Worst Quarter:                        Q4          2001         -1.22%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Tax-Exempt Fixed Income Fund
     Return Before Taxes                              9.52%          7.17%
     Return After Taxes on Distributions(1)(2)        9.52%          7.17%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        6.66%          6.12%
Lehman Brothers Municipal Bond Index(4)               9.60%          7.84%
Lipper General Municipal Debt Fund Index (5)          8.62%          6.71%
--------------------------------------------------------------- --------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period. In certain cases, the figure representing

                                      -22-

     "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other  return  figures  for the same  period.  A higher  after tax return  results when a capital loss occurs upon  redemption and provides an assumed tax deduction that benefits the investor.

(4)  Lehman Brothers Municipal Bond Index is a broad-based,  total return index.
     The  Index  is  comprised  of  8.000  actual  bonds.   The  bonds  are  all
     investment-grade, fixed-rate, long-term maturities (greater than two years)
     and are selected  from issues  larger than $50 million  dated since January
     1984. Bonds are added to the Index and weighted and updated monthly, with a one-month  lag. The Index is unmanaged  and cannot be invested in directly.
     The Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper  General  Municipal  Debt Fund Index tracks funds that invest at least  65% of  assets  in  municipal  debt  issues  in the top four  credit ratings.

(6)  The inception date of the Fund was June 29, 2001.

                      ASSETMARK CORE PLUS FIXED INCOME FUND
                        Calendar Year Returns as of 12/31

[GRAPH OMITTED]

2002    7.72%

The Core Plus Fixed Income Fund's calendar  year-to-date  return as of September
30, 2003 was 4.96%.

Best Quarter:                         Q3          2001          3.47%
Worst Quarter:                        Q3          2003         -0.17%

------------------------------------------------------------------------------------
Average Annual Total Returns
                                                   Year Ended December 31, 2002
------------------------------------------------------------------------------------
                                                    One Year    Since Inception(6)
-------------------------------------------------- ------------ --------------------
Core Plus Fixed Income Fund
     Return Before Taxes                              7.72%          7.43%
     Return After Taxes on Distributions(1)(2)        6.37%          5.99%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)(3)                        4.70%          5.23%
Lehman Brothers Aggregate Bond Index(4)              10.26%         10.01%
Lipper General Bond Funds Index (5)                   6.10%          5.82%
--------------------------------------------------------------------------------

(1)  After tax returns are calculated  using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local  taxes.  For  2002,  the  highest  ordinary  income  and short-term  gain  rate was 38.6% and the  highest  long-term  gain rate was
     20.0%.  Actual  after-tax  returns  depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred  arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(3)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

                                      -23-

(4)  The Lehman  Brothers  Aggregate  Bond Index is an  unmanaged,  market value weighted  index of  investment  grade,  fixed-rate  debt issues,  including government,  corporate,  asset-backed, and mortgage-backed securities, with maturities  of at least one year.  A direct  investment  in an index is not possible.  The Index is unmanaged  and cannot be invested in directly.  The
     Index does not reflect any deduction for fees, expenses or taxes.

(5)  The Lipper General Bond Funds Index tracks the total return  performance of the 10 largest funds within this  category.  This category  includes  funds that do not have any quality or maturity restrictions.

(6)  The inception date of the Fund was June 29, 2001.

FEES AND EXPENSES OF THE FUNDS
As an investor,  you pay certain fees and expenses if you buy and hold shares of a Fund.  The fees and  expenses  as of the fiscal  year ended June 30,  2003 are described  in the table below and are  further  explained  in the  example  that follows:

SHAREHOLDER FEES (fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                            Large    Large   Small/Mid Small/Mid
                            Cap      Cap     Cap       Cap
                            Growth   Value   Growth    Value
                            Fund     Fund    Fund      Fund
                            ----     ----    ----      ----
Management Fees             0.95%    0.95%   0.95%     1.00%
Distribution (Rule 12b-1)
Fees                        0.25%    0.25%   0.25%     0.25%
Other Expenses              0.43%    0.41%   0.81%     0.95%
                            -----    -----   -----     -----
Total Annual Fund
Operating Expenses          1.63%    1.61%   2.01%     2.20%
     Less Expense
     Reimbursement         -0.14%   -0.12%  -0.42%    -0.61%
                           ------   ------  ------    ------
Net Annual Fund
Operating Expenses*         1.49%    1.49%   1.59%     1.59%
                            =====    =====   =====     =====

                                           Real       Tax-Exempt   Core Plus
                            International  Estate     Fixed        Fixed
                            Equity         Securities Income       Income
                            Fund           Fund       Fund         Fund
                            ----           ----       ----         ----
Management Fees             0.95%          0.95%      0.80%        0.75%
Distribution (Rule 12b-1)
Fees                        0.25%          0.25%      0.25%        0.25%
Other Expenses              0.40%          0.82%      0.77%        0.41%
                            -----          -----      -----        -----
Total Annual Fund
Operating Expenses          1.60%          2.02%      1.82%        1.41%
     Less Expense
     Reimbursement         -0.01%         -0.53%     -0.53%       -0.12%
                           ------         ------     ------       ------
Net Annual Fund
Operating Expenses*         1.59%          1.49%      1.29%        1.29%
                            =====         =====       =====        =====

---------------------------------------------------------------------------------------------------------------------------------------
* The Advisor has entered  into an Expense  Waiver and  Reimbursement  Agreement dated May 11,  2001,  with the Trust on behalf of each Fund.  Under the  Expense
Waiver and  Reimbursement  Agreement,  the  Advisor has agreed to waive its fees and/or  bear  expenses  for each Fund to the extent  that its Total  Annual Fund
Operating  Expenses  exceed the Net Annual Fund Operating  Expenses shown above.
The Advisor may  recapture  any fees it has waived or any  expenses it has borne within a three-year period. The Expense Waiver and Reimbursement Agreement shall continue in effect until October 31, 2005.

EXPENSE EXAMPLE

The  following  Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example  assumes  that you invest  $10,000 in each Fund for the time periods indicated  and then redeem all of your shares at the end of these  periods.  The
Example also assumes that your investment has a 5% rate of return each year. The
1 year dollar  amounts and the dollar amounts for the first year of the 3, 5 and
10 year columns for each Fund reflect the "Net Annual Fund  Operating  Expenses"
of each Fund that result from the contractual  expense waiver and reimbursement.
The second and later  years  within the 3, 5 and 10 year  columns  for each Fund reflect the "Total  Annual Fund  Operating  Expenses"  of each Fund  without any

                                      -24-

waivers or  reimbursements.  Although  your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:

Fund                              1 Year      3 Years     5 Years     10 Years
----------------------------- ----------- ------------ ----------- ---------------
Large Cap Growth Fund              $152        $471         $813       $1,779
Large Cap Value Fund               $152        $471         $813       $1,779
Small/Mid Cap Growth Fund          $162        $502         $866       $1,889
Small/Mid Cap Value Fund           $162        $502         $866       $1,889
International Equity Fund          $162        $502         $866       $1,889
Real Estate Securities Fund        $152        $471         $813       $1,779
Tax-Exempt Fixed Income Fund       $131        $409         $708       $1,556
Core Plus Fixed Income Fund        $131        $409         $708       $1,556

TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS

Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as money market mutual funds or short-term,  high-quality investment  grade  securities.  The Funds may invest in cash or cash equivalents while looking for suitable  investment  opportunities or while waiting to invest monies  received  from  purchases  of the Fund's  shares or from the sale of its portfolio securities.  Cash equivalents purchased by a Fund will be rated in one of the four highest ratings  categories by Standard & Poor's,  Moody's  Investor
Service, Inc., Fitch Inc. or another NRSRO. Under normal market conditions, each
Fund may hold cash or cash equivalents, such as:

     o    Money market mutual funds

     o    Commercial paper

     o    Certificates  of  deposit,  demand  and  time  deposits  and  banker's acceptances

     o    U.S. Government securities (e.g., U.S. Treasury obligations)

     o    Repurchase agreements

In  addition,  each Fund is permitted to invest up to 100% of its assets in cash or cash  equivalents as a temporary  defensive  position  during adverse market, economic,  political  or other  conditions  in order to protect the value of its assets or maintain liquidity.  A Fund may not achieve its investment  objectives to the extent that it engages in such a temporary, defensive strategy.

MANAGEMENT OF THE FUNDS

Investment Advisor
AssetMark  Investment  Services,   Inc.  (the  "Advisor"),   2300  Contra  Costa
Boulevard,  Suite 425,  Pleasant  Hill,  California,  94523-3967,  serves as the investment  advisor  to each of the  Funds.  The  Advisor  is  registered  as an investment advisor with the U.S. Securities and Exchange Commission ("SEC").

The Advisor  supervises  and directs  each Fund's  investments  and  allocates a certain  percentage  of each  Fund's  assets  to one or more  sub-advisors.  The
Advisor has ultimate  responsibility  (subject to oversight by the Trust's Board
of  Trustees)  to  oversee  the   sub-advisors   and  recommends  their  hiring,
termination and replacement.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's  securities  portfolio,  and subject to review and approval by the Board: (i) sets the Fund's overall investment  strategies;  (ii)
evaluates, selects and recommends sub-advisors to manage all or part of a Fund's assets; (iii) when appropriate,  allocates and reallocates a Fund's assets among sub-advisors; (iv) monitors

                                      -25-

and evaluates the performance of  sub-advisors,  including their compliance with the investment  objectives,  policies,  and  restrictions of the Funds;  and (v)
implements  procedures  to ensure that the  sub-advisors  comply with the Fund's investment objectives, policies and restrictions.

The  Advisor  is  entitled  to an annual  fee from  each  Fund for its  services according to the following table:

                                                 Advisory Fee
                                             (as a percentage of
                    Fund:                 average daily net assets):
     ------------------------------------ ---------------------------
     Large Cap Growth Fund                          0.95%
     Large Cap Value Fund                           0.95%
     Small/Mid Cap Growth Fund                      0.95%
     Small/Mid Cap Value Fund                       1.00%
     International Equity Fund                      0.95%
     Real Estate Securities Fund                    0.95%
     Tax-Exempt Fixed Income Fund                   0.80%
     Core Plus Fixed Income Fund                    0.75%

The Advisor's primary business is to operate the AssetMark  Investment  Services program, a managed account program that is used by financial  professionals such as investment  advisers and broker-dealers to deliver state of the art financial planning,  investment  advisory and asset allocation  services to their clients.
Through the AssetMark  program,  investors can invest in, among other things,  a variety of asset  allocation  models using open-end mutual funds.  The AssetMark
Funds are included among the many investment products made available through the
AssetMark  program.  Through the  program,  the  AssetMark  provides  investment consulting  and  administrative  services to  advisers  and  broker-dealers  and currently  administers in excess of $4.1 billion in investor  assets,  including mutual funds,  variable annuities,  exchange-traded  funds and privately managed accounts.

AssetMark  invests  a portion  of its  revenues  from  operating  the  AssetMark
Investment  Services  program back into the program in the form of allowances to certain participating  financial  professionals that utilize the program.  Under its Gold Premier Consultant Program, individual investment advisers are entitled to receive a quarterly  business  development  allowance for  reimbursement  for qualified marketing/practice  management expenses incurred by the adviser. These amounts  range from $5,000 to $20,000  annually,  depending on the amount of the adviser's  client  assets  managed  within  the  AssetMark  program.  Similarly,
AssetMark provides  opportunities for broker-dealers  firms participating in the
AssetMark program to receive fee reductions and/or allowances in amounts ranging from .02% to .07% of the amount of client assets invested  through the AssetMark program.  AssetMark  also  sponsors  annual  conferences  for its  participating financial  professionals  designed to facilitate  and promote the success of the
AssetMark   Investment   Services  program  and  its   participating   financial
professionals.

The Advisor has entered into a sub-advisory  agreement with each sub-advisor and compensates  each  sub-advisor  out of the investment  advisory fees it receives from the  applicable  Fund.  The  Advisor  has also  entered  into a  Consulting
Agreement  with  Wilshire  Associates  ("Wilshire"),  a global  investment  firm specializing  in  investment  strategies,  consulting  services  and  technology products, to provide research,  including  statistical  information and economic data,  to assist the  Advisor in (i)  selecting  sub-advisors  for the Funds and allocating a Fund's assets among  sub-advisors;  (ii)  selecting the  Underlying
Funds in which the Core Plus Fixed  Income Fund will  invest;  and (iii)  making recommendations  to the Board of Trustees of the Trust about hiring and changing sub-advisors.  The Advisor is responsible for paying Wilshire's consulting fees.
Finally,  the  Advisor  has  entered  into an Expense  Waiver and  Reimbursement
Agreement  in which it has  agreed  to keep  each of the  Fund's  expenses  to a certain  minimum for the period  ending on October 31, 2005 (as described in the respective Fee Tables of each Fund).  Under the Expense Waiver and Reimbursement
Agreement,  the  Advisor may  recapture  waived  fees and  expenses  borne for a three-year period under specified conditions.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage. The Advisor,  with the research assistance of Wilshire,  oversees the sub-advisors  for  compliance  with each of the Fund's  investment  policies and guidelines,  and monitors each sub-advisor's  adherence to its investment style.
The

                                      -26-

Board of  Trustees  supervises  the Advisor  and the  sub-advisors,  establishes policies that they must follow in their management activities,  and oversees the hiring and  termination of  sub-advisors  recommended by the Advisor.  On May 6,
2002, the SEC issued an exemptive order (the "Exemptive Order") that permits the
Advisor,  subject to certain  conditions  and approval by the Board of Trustees, but without shareholder  approval,  to hire new sub-advisors for new or existing
Funds,  change the terms of particular  agreements with sub-advisors or continue the employment of existing  sub-advisors after events that would otherwise cause an  automatic  termination  of a  sub-advisory  agreement.  Within  90  days  of retaining a new  sub-advisor,  shareholders  of any  affected  Fund will receive notification  of the change.  The  Exemptive  Order  relieves the Funds from the requirement  to  disclose  certain  fees  paid to  sub-advisors  (except  to any sub-advisors  affiliated  with the Advisor) in documents  filed with the SEC and provided to shareholders.

Sub-Advisors and Portfolio Managers
The  following  sub-advisors  and  portfolio  managers are  responsible  for the day-to-day portfolio management of the respective Funds:

Large Cap Growth Fund:
TCW Investment  Management  Company ("TCW"),  865 South Figueroa  Street,  Suite
1800, Los Angeles,  California,  90017, is one of two sub-advisors for the Large
Cap Growth Fund. TCW is a member of The TCW Group, Inc. ("TCW Group"),  which is an  indirect  subsidiary  of  Societe  Generale  S.A.  TCW  Group  is a group of affiliated global financial  companies  providing a broad range of international and U.S. equity and fixed income investment  products and services for investors around  the  world.  With a team of nearly  320  investment  and  administrative professionals  located in Los Angeles, New York, Houston and San Francisco,  the
firm  has a  broad  depth  of  knowledge,  investment  experience  and  research capability. The firm has approximately $84 billion under management or committed to management as of August 31, 2003.

TCW utilizes a "bottom-up" approach to identify securities for investment by the
Fund.  TCW  utilizes a  multi-factor  investment  strategy  designed to identify opportunities  not fully  reflected in stock market  valuations.  These are: (1)
superior business  practices,  (2) long-term trend analysis,  and (3) valuation.
Companies  targeted for  investment  typically are those believed to have strong and enduring business models and defendable  advantages over their  competitors.
TCW manages its  allocated  portion of the Large Cap Growth  Fund's  assets on a team basis. The team consists of the following individuals:

o    Glen E. Bickerstaff
     Group Managing  Director,  U.S. Equities
     Prior to joining TCW in 1998,  Mr.  Bickerstaff  was a Vice  President  and
     Senior  Portfolio  Manager  at  Transamerica  Investment  Services,  a  Los
     Angeles-based  investment management subsidiary of Transamerica Corporation from 1987 to 1998. While at Transamerica,  Mr. Bickerstaff managed a pooled equity portfolio,  corporate pension assets,  institutional  accounts and a mutual fund. Previously, he was a Vice President and Portfolio Manager with
     Lederer &  Associates  and Pacific  Century  Advisors,  a subsidiary of
     Security  Pacific Bank.  Mr.  Bickerstaff  received a BS degree in Business
     Administration from the University of Southern California.

o    Brian M. Beitner, CFA
     Managing Director,  Director of U.S. Equities Research
     Prior to joining TCW in 1998,  Mr. Beitner was a Senior Vice President with
     Scudder Kemper Investments from 1990 to 1998. Mr. Beitner holds a BS degree in Public  Administration and an MBA degree from the University of Southern
     California.  He is a Chartered  Financial Analyst and past President of the
     Security Analysts of San Francisco.

o    Craig C. Blum, CFA
     Senior Vice President, U.S. Equities
     Mr. Blum joined the TCW Equities Research  Department in 2000.  Previously,
     he worked in both the High Yield and  Mortgage-Backed  Securities Groups as
     part of the firm's  Associate  Program.  Prior to that,  he was employed by
     PMAC Capital Markets, PaineWebber, and Merrill Lynch. Mr. Blum received his
     BS in Applied Mathematics and Computing from the University of

                                      -27-

     California at Los Angeles and his MBA in Finance from the Anderson Graduate
     School of Management at the University of California at Los Angeles.  He is
     a Chartered Financial Analyst.

o    Stephen A. Burlingame
     Senior Vice President, U.S. Equities
     Prior to joining TCW in 2000,  Mr.  Burlingame  was an Equities  Analyst at
     Brandywine  Asset  Management.  He also  worked as an  Equities  Analyst at
     Samuel James  Limited.  Mr.  Burlingame  graduated cum laude from Claremont
     McKenna College with a BA in Economics.

Atlanta Capital Management Company, LLC ("Atlanta"), 1349 West Peachtree Street,
Atlanta,  Georgia,  30309, is one of two  sub-advisors  for the Large Cap Growth
Fund.  Atlanta  Capital  Management is a leading  Atlanta-based  investment firm
specializing   in  managing   domestic   large  cap  growth   portfolios,   with
approximately  $8.2  billion in assets under  management  as of August 31, 2003.
Atlanta believes  attractive  investment  returns are produced by investing in a diversified  portfolio of high quality companies capable of sustaining  superior rates of earnings growth. Atlanta manages its allocated portion of the Large Cap
Growth  Fund's  assets  on a team  basis.  The team  consists  of the  following individuals:

o    Daniel W. Boone, III, CFA
     Managing Partner and Member of the Executive Committee
     Mr. Boone's primary  responsibilities  are in equity portfolio  management, oversight  of  client  service  activities  and as  co-head  of the  equity management team. Mr. Boone joined Atlanta Capital in 1976. Prior to joining
     Atlanta Capital he was with the international  firm of Lazard Freres in New
     York. His  responsibilities  included portfolio management of institutional funds and  securities  research.  Prior to that he was an analyst  with the
     Wellington  Management  Company in Philadelphia  for the Windsor and Gemini
     mutual funds. Mr. Boone is a former U.S. Army officer.  He is a graduate of
     Davidson  College and holds an MBA degree  from the  Wharton  School of the
     University of Pennsylvania  where he graduated with distinction.  Mr. Boone is a member of the Board of Governors of the Investment Counsel Association
     of America  (ICAA),  a past  president of the Atlanta  Society of Financial
     Analysts and is a Chartered Investment Counselor.

o    William R. Hackney, III, CFA
     Managing Partner and Member of the Executive Committee
     Mr. Hackney's responsibilities include equity portfolio management, co-head of the equity management team and oversight of operations and support.  Mr.
     Hackney joined Atlanta Capital in 1995.  Prior to joining Atlanta  Capital, he was Senior Vice  President and Chief  Investment  Officer of First Union
     Corporation's  Capital  Management Group in Charlotte,  North Carolina.  In
     this capacity he supervised the  investment  management of over $20 billion in institutional  and individual  assets.  Mr. Hackney is a graduate of The
     University  of North  Carolina  at Chapel Hill and holds an MBA degree from
     The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer  during the Vietnam Era and retired with the rank of Colonel in the
     U.S. Marine Corps Reserve.

o    Marilyn Robinson Irvin, CFA
     Senior Vice President and Principal
     Ms. Irvin serves as a portfolio  manager for the firm's equity products and as an analyst with responsibilities in computer services.  Ms. Irvin joined
     Atlanta  Capital  in 1989.  Prior to joining  the firm,  she was a Treasury
     Analyst and Fixed Income Trader for  Consolidated  Health Care in Richmond,
     Virginia. Ms. Irvin holds a Bachelor of Business  Administration degree and a Master of Science degree in finance from Georgia State University. She is actively  involved  with  the  Association  of  Investment  Management  and
     Research. She is also a Certified Cash Manager.

o    Paul J. Marshall, CFA
     Vice President
     Mr. Marshall  serves as Director of Research and has  fundamental  research
     responsibilities   that  include   coverage  of  the   software   industry.
     Additionally,  he has  portfolio  management  responsibilities  for Atlanta
     Capital's  small cap and mid cap  products.  Mr.  Marshall  joined  Atlanta
     Capital in 2000. Prior to joining the firm, he was a portfolio manager with
     Bank of America

                                      -28-

     Capital  Management and was  responsible  for managing the Nations  Capital
     Growth Fund. Mr.  Marshall earned a Bachelor of Science degree in economics from Vanderbilt University and also holds an MBA degree from the University of Notre Dame. He served as an officer in the United States Army.

Large Cap Value Fund:

Brandes Investment Partners,  LLC ("Brandes"),  11988 El Camino Real, Suite 500,
San Diego,  California,  92130,  is a registered  investment  advisor founded in
March 1974. As of June 30, 2003,  Brandes' assets under management totaled $57.3 billion.  Brandes  manages its  allocated  portion of the Large Cap Value Fund's assets on a team basis.

Brandes is a bottom-up,  value-oriented,  equity manager. Brandes' philosophy is to choose  stocks  that are  selling at a  discount  to its  estimates  of their intrinsic business value, thereby creating a margin of safety and an opportunity for superior  performance with below average risk. Brandes' Large Cap Investment
Committee is responsible for making the day-to-day  investment decisions for its allocated portion of the Large Cap Value Fund's assets.

Davis Selected Advisers, L.P. ("Davis"), 2949 E. Elvira Road, Suite 101, Tucson,
Arizona,  85706,  Davis is an independent money management firm that specializes in Large Cap Value equities,  catering to institutional  and individual  clients worldwide.  With over $39 billion under  management as of August 31, 2003, Davis applies its  signature  investment  discipline of buying  high-quality,  growing businesses  at value prices and holding them for the  long-term.  The firm looks for companies with  sustainable  growth rates selling at modest price  multiples that have the potential to expand. This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund's assets has been honed over 50 years and three generations of portfolio management.

o    Christopher C. Davis
     Portfolio Manager
     Mr. Davis has over fifteen years  experience in investment  management  and securities  research.  Mr. Davis  joined  Davis in 1989 after  working as a securities  analyst,  and now directs the  portfolio  management  of Davis'
     large cap equity  and  financial  stock  portfolios  along with  Kenneth C.
     Feinberg.  He received his MA degree from the  University of St. Andrews in
     Scotland.

o    Kenneth C. Feinberg
     Portfolio Manager
     Mr.  Feinberg  is  Portfolio  Manager  for all large cap value  equity  and financial stock  portfolios at Davis. He joined Davis in 1994.  Previously, he was a Vice President at the  Continental  Corporation  and a capital and business analyst for the General Foods  Corporation.  Mr. Feinberg received his MBA  degree  from  Columbia  University  and his BA degree  from  Johns
     Hopkins University.

Small/Mid Cap Growth Fund:
TCW Investment  Management  Company ("TCW"),  865 South Figueroa  Street,  Suite
1800,  Los  Angeles,  California,  90017,  is one of two  sub-advisors  for  the
Small/Mid Cap Growth Fund. See the description  above for more information about
TCW.

TCW manages its allocated portion of the Small/Mid Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Douglas S. Foreman, CFA
     Group  Managing   Director,   Chief   Investment   Officer-U.S.   Equities,
     Chairman-Equity Policy Committee

     Prior to joining  TCW in 1994,  Mr.  Foreman  spent  eight  years at Putnam
     Investments  in Boston.  At Putnam,  he spent his last five years  managing institutional  accounts  and  mutual  funds for  clients.  Previously,  Mr.
     Foreman was an MIT faculty member, teaching celestial navigation

                                      -29-

     and ship handling,  and a Main Propulsion  Assistant aboard the USS Merrill
     (D.D.-976).  Mr.  Foreman  graduated with  Distinction  from the U.S. Naval
     Academy receiving a BS degree in Marine  Engineering and an MBA degree from
     Harvard University. He is a Chartered Financial Analyst.

o    Christopher J. Ainley
     Group Managing Director, U.S. Equities
     Prior  to  joining  TCW in 1994,  Mr.  Ainley  spent  two  years at  Putnam
     Investments  as a Vice  President and Analyst in the Equity  Research Group
     and then as a Portfolio Manager for the Core Equity Group.  Previously,  he
     was Vice  President,  Equity Research  Analyst for J.P.  Morgan  Investment
     Management;  Tax  Supervisor  for  Coopers &  Lybrand;  and also  served as
     Director  of  Programming  for the New England  Council,  Inc.  Mr.  Ainley
     received a BA degree from Tufts  University  and an MBA degree from Harvard
     University.

o    Philip Propper De Callejon, Jr., CFA
     Senior Vice President, U.S. Equities
     Mr. Propper De Callejon  joined TCW as an Equity Analyst in 1995.  Prior to this,  he worked  as an  Analyst  and  Trader  for  National  Mutual  Funds
     Management,  an  Australian  asset  manager.  Earlier,  he was a Management
     Consultant  specializing  in defense and national  security  issues for the
     Rand Corporation. Mr. Propper De Callejon is a former Air Force Officer and
     Fighter Aviator.  He received a BA degree from Trinity College in Hartford,
     Connecticut  and an MBA degree from the University of Southern  California.
     He is a Chartered Financial Analyst.

o    Husam H. Nazer
     Vice President, U.S. Equities
     Mr.  Nazer joined TCW Equities  Research  Department  in 1995 where he made substantial  contributions analyzing the health care and retail industries.
     In 2000,  he joined  the  Small and  Mid-Cap  team as a  dedicated  Product
     Research  Analyst.  Mr.  Nazer  graduated  with a BS degree  in  Biomedical
     Engineering  from  Boston  University  and  earned  an  MBA  degree  at the
     University of Southern California.

o    R. Brendt Stallings, CFA
     Senior Vice President, U.S. Equities
     Prior to joining TCW in 1996,  Mr.  Stallings  was an Equity  Analyst  with
     Chancellor LGT Asset Management (GT Global) in San Francisco.  Before that, he was an Analyst in Andersen Consulting's Strategic Services Division. Mr.
     Stallings holds a BA degree in Decision Analysis and Political Science from
     Stanford  University  and an MBA  degree  from  the  Amos  Tuck  School  at
     Dartmouth College. He is a Chartered Financial Analyst.

o    Patrick T.A. Wong, CPA
     Vice President, U.S. Equities
     Mr. Wong joined TCW in 2001 and is a dedicated Product Research Analyst for the  Small  and  Mid-Cap  team.  From  2001 to 2002 he was a member  of the
     Central  Research Group focusing on Small and Mid-Cap  companies.  Prior to joining  TCW,  he was a  Senior  Equity  Analyst  at a San  Francisco-based investment  management firm and Merrill Lynch in New York. Mr. Wong holds a
     BS in Business  Management from Boston College,  an MS in Accounting and an
     MBA from the Graduate  School of  Professional  Accounting at  Northeastern
     University. He is a Certified Public Accountant.

Transamerica  Investment  Management,  LLC  ("Transamerica"),  1150 South  Olive
Street,  Suite 2700 Los Angeles,  California,  90015,  has a 35-year  history of
delivering   institutional   investment   management  services.   Transamerica's
investment strategy seeks to identify  value-creating  trends early, before they are recognized by the market in general. Transamerica is one of two sub-advisors for the Small/Mid Cap Growth Fund. In pursuit of capital growth,  Transamerica's
small/mid   growth   portfolios   invest  in  a   relatively   small  number  of
first-in-class   companies,   as  determined  by  the   companies'   own  strong
fundamentals.  Transamerica's  investment  team has  implemented  this  approach consistently  for  decades,  in bull and bear  markets.  Transamerica  had $14.4 billion in assets under management as of August 31, 2003.

                                      -30-

The firm's strategy is to invest in a concentrated  portfolio of 25-40 companies that are developing or sustaining long-term competitive advantages, and have the
ability  to  become  industry   leaders.   Concentration   is  a  key  tenet  of
Transamerica's  investment  process,  as companies  that meet their criteria are rare. Company visits also play a large role in creating an information advantage for the portfolio.

o    Christopher J. Bonavico
     Vice President and Portfolio Manager
     Mr. Bonavico is the primary Portfolio Manager for the Transamerica  Premier
     Aggressive  Growth Fund and the Transamerica  Premier Growth  Opportunities
     Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline.  Prior to joining
     Transamerica,  Mr.  Bonavico  worked  as a  Research  Analyst  for  Salomon
     Brothers.  He  joined  Transamerica  in 1993  and has 14  years  investment experience.  Mr. Bonavico received a BS from the University of Delaware and is a Chartered Financial Analyst.

o    Kenneth F. Broad
     Vice President and Portfolio Manager
     Mr.  Broad is the primary  Portfolio  Manager of the  Transamerica  Premier
     Growth   Opportunities   Fund.  He  also  manages   sub-advised  funds  and
     institutional  separate accounts in the small/mid growth discipline.  Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager
     with Franklin  Templeton  Group.  He joined  Transamerica in 2000 and has 8 years of investment experience.  Mr. Broad holds an MBA from the University of California  at Los Angeles and received his BA from Colgate  University.
     He is a Chartered Financial Analyst.

Small/Mid Cap Value Fund:
Cramer Rosenthal McGlynn, LLC ("CRM"), 520 Madison Avenue, 32nd Floor, New York,
New York,  10022,  a registered  investment  advisor  since 1976,  is one of two sub-advisors  for the  Small/Mid  Cap Value Fund.  CRM offers  separate  account management for small cap value equity, small/mid cap value equity, mid cap value equity and large cap value equity for both tax-exempt and taxable  clients.  CRM manages its  allocated  portion of Small/Mid  Cap Value Fund's  assets on a team basis. There are 3 portfolio  managers - Jay Abramson,  Brendan Hartman and Adam
Starr and 13 equity analysts that heavily  contribute to the security  selection process.  Ron McGlynn  oversees all  departments at CRM. CRM had $4.1 billion in assets under management as of August 31, 2003.

o    Ronald H. McGlynn
     Chief Executive Officer and President
     Mr. McGlynn is a co-founder,  the Chief Executive Officer and the President of CRM. Mr. McGlynn  brings 30 years of investment  experience to the firm.
     Prior to co-founding CRM in 1973, he was a portfolio manager and investment research analyst for Standard & Poor's  InterCapital,  Chase Manhattan Bank
     and  Oppenheimer.  Mr. McGlynn earned a BA from Williams College and an MBA from  Columbia  University  Business  School.  He  serves  on the  Board of
     Directors at Winthrop  University  Hospital.  Mr.  McGlynn  serves on CRM's
     Strategic Planning Committee.

o    Jay B. Abramson
     Executive Vice President and Director of Research
     Mr. Abramson is an Executive Vice President and the Director of Research at
     CRM. Mr. Abramson has the overall  responsibility for investment  research.
     Prior to joining CRM in 1985,  Mr.  Abramson  spent several years in public accounting  and earned his CPA.  He received a BSE from the  University  of
     Pennsylvania  Wharton School and a JD from the  University of  Pennsylvania
     Law School.  Jay is a Trustee of Montefiore  Medical  Center.  Mr. Abramson
     serves on CRM's Strategic Planning Committee.

                                      -31-

o    Adam L. Starr
     Vice President
     Mr. Starr joined CRM in 1999 and is a Vice  President.  Adam is responsible for portfolio  management  and research.  Previously,  he was a Partner and
     Portfolio  Manager at Weiss,  Peck & Greer,  LLC.  Prior to that, he was an
     Analyst and Portfolio  Manager at Charter Oak Partners and First  Manhattan
     Company.  Mr.  Starr  received a BA from Clark  University  and an MBA from
     Columbia University.

o    Brendan J. Hartman
     Assistant Vice President
     Mr.  Hartman  joined Cramer  Rosenthal  McGlynn in 2001 and is an Assistant
     Vice  President.  Mr. Hartman is responsible  for portfolio  management and research in the CRM investment group. Prior to joining CRM, Mr. Hartman was a research analyst at DLJ and Salomon Brothers.  He earned a BA from Lehigh
     University and an MBA from New York University's Stern School of Business.

Ariel Capital Management,  Inc. ("Ariel"),  200 East Randolph Drive, Suite 2900,
Chicago,  Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value
Fund.  Ariel is a  Chicago-based  investment  management  firm  specializing  in undervalued small and medium-sized companies, with $13.5 billion in assets under management for individual and  institutional  clients as of August 31, 2003. The following  individual leads the team responsible for managing Ariel's  allocated portion of the Small/Mid Cap Value Fund's assets:

o    John W. Rogers, Jr.
     Founder, Chairman and Chief Investment Officer
     As the firm's founder, Mr. Rogers has led Ariel since its inception in 1983 and has over 20 years of industry experience.  Prior to founding Ariel, Mr.
     Rogers  worked for 2 1/2 years for the  investment  banking firm of William
     Blair & Company.

International Equity Fund:
Clay Finlay,  Inc. ("Clay Finlay"),  200 Park Avenue 200 Park Avenue,  New York,
New York,  10166, a global equity management firm founded in 1982, is one of two sub-advisors  for the  International  Equity Fund.  The firm also has offices in
London and Tokyo. An experienced  multinational  team of more than 20 investment professionals  manages  a full  range  of  multi-regional  and  regional  equity
mandates  on  behalf  of  major   corporations,   financial   institutions   and
governments.  Assets under  management  were in excess of $6.2 billion at August
31, 2003. Clay Finlay manages its allocated portion of the International  Equity
Fund's assets on a team basis. The team consists of the following individuals:

o    Gregory M. Jones, CFA
     Director, Portfolio Manager
     Mr. Jones is a member of the Investment Policy  Committee.  He has previous investment  experience as a Portfolio Manager and Analyst with The Northern
     Trust Co. in Chicago,  and Dean Witter Reynolds,  and a Credit Analyst with
     Riggs National Bank. Mr. Jones has a MBA from the University of Chicago and his BA from Duke University. He joined the firm in 1995 and has 18 years of investment experience.

o    Susan Kenneally
     Director, Portfolio Manager
     Ms. Kenneally is a member of the Investment Policy Committee. Ms. Kenneally has previous investment  experience as a Senior Vice President and Director at Schroders Investment Management,  Director International  Investments at
     New York State Retirement Fund, Vice President at UBS Securities, Partner &
     Co-Head   International  Equity  Portfolio  Management  at  Arnold  and  S.
     Bleichroeder,  and Analyst at Wood Gundy.  She has a BA from the University of  Vermont.  Ms.  Kenneally  joined  the  firm in 2000 and has 23 years of investment experience.

                                      -32-

o    Virginie M. Maisonneuve, CFA
     Director, Portfolio Manager
     Ms.  Maisonneuve  is a  member  of the  Investment  Policy  Committee.  Ms.
     Maisonneuve has previous  investment  experience as a Portfolio  Manager at
     State Street Research, Batterymarch Financial Management and Martin Currie.
     She has additional  experience  with the French Ministry of Foreign Affairs in Beijing,  China. Ms.  Maisonneuve  obtained an MBA from Ecole Superieure
     Libre  des  Sciences  Commerciales  Appliques  and a BA from  the  People's
     University,  Beijing.  Additionally, Ms. Maisonneuve has a BA from Dauphine
     University, Paris. Ms. Maisonneuve joined the firm in 1998 and has 15 years of investment experience.

o    Robert C. Schletter, CFA
     Director, Portfolio Manager
     Mr.  Schletter  is a member  of the  Investment  Policy  Committee.  He has previous  investment  experience  as a Senior Vice  President and Portfolio
     Manager at Morgan  Guaranty.  Mr.  Schletter  has a MBA from  University of
     Virginia and a BS from Northwestern University.  He joined the firm in 1984 and has 23 years of investment experience.

Oppenheimer Capital, LLC ("Oppenheimer  Capital"),  1345 Avenue of the Americas,
New York, New York 10105, was founded in 1969 and is the second  sub-advisor for the International Equity Fund.  Oppenheimer Capital is an indirect subsidiary of
Allianz  Dresdner  Asset  Management  L.P.  ("ADAM"),  a  registered  investment adviser.  Allianz AG, a German insurance company, is the majority owner of ADAM.
Oppenheimer  Capital  provides  investment  advice  to  financial  institutions, individuals,  state and local  government  agencies,  pension and profit sharing plans, trusts, estates, businesses and other organizations.  Oppenheimer Capital has been a leading innovator of value-style  equity investment  management since its inception in 1969. The firm has over $22 billion of assets under  management as of August 31, 2003. The following  individual  leads the team responsible for managing  Oppenheimer  Capital's  allocated portion of the International  Equity
Fund's assets:

o    Elisa Amitay Mazen
     Managing Director, Portfolio Manager
     Ms. Mazen leads the team at Oppenheimer  that is  responsible  for managing
     Oppenheimer's  allocated portion of the International Equity Fund's assets.
     Ms.  Mazen  is the  Portfolio  Manager/Analyst  for  Oppenheimer  Capital's
     International  Value and Global Value  products.  She focuses her attention especially within the pharmaceuticals,  chemicals,  beverages,  mining, and macro  sector/industries.  Prior to  joining  the  firm,  Ms.  Mazen was an international  portfolio  manager  at  Clemente  Capital,  with  analytical responsibilities for the United States, Canada, Turkey, and Israel. She was
     also a vice  president at Mitchell  Hutchins  Asset  Management.  Ms. Mazen
     holds a BA in Economics from Rutgers University.

Real Estate Securities Fund:

In August 2004,  pursuant to the Exemptive Order described  above,  the Board of
Trustees approved AEW Capital  Management,  L.P. to act as a second  sub-advisor for the  Fund.  In  addition,  the Board of  Trustees  has also  approved  a new sub-advisory  agreement with the Fund's original  sub-advisor  which was renamed
Adelante  Capital  Management  LLC in  connection  with a change  in  ownership.
Adelante  Capital  Management  LLC was  formerly  known as Lend Lease Rosen Real
Estate  Securities  LLC  ("Lend  Lease  Rosen").  Descriptions  of each of these sub-advisors and portfolio managers are set forth below.

Adelante  Capital  Management LLC  ("Adelante"),  1995  University  Avenue #550,
Berkeley,  California,  94704, is a sub-advisor  for the Real Estate  Securities
Fund. Adelante provides investment  management services to client  discretionary accounts.  Adelante manages its allocated  portion of the Real Estate Securities
Fund's  assets on a team basis under the  guidance of Michael  Torres.  The team consists of the following individuals:

                                      -33-

o    Michael A. Torres
     Chief Executive Officer
     Mr.  Torres  joined Lend Lease Rosen in February of 1995.  Mr.  Torres is a
     portfolio  manager.  He is also  Chairman of the Board of Directors of Lend
     Lease Funds. Mr. Torres has 17 years of real estate and securities research experience.  Prior to joining Lend Lease Rosen, he was the Director of Real
     Estate Research and a portfolio manager for Wilshire Asset Management.  Mr.
     Torres  holds  a BA in  Architecture  and an MBA  from  the  University  of
     California, Berkeley.

o    Greg Prophet
     Vice President and Research Analyst
     Mr.  Prophet  has been Vice  President  of Lend Lease  Rosen and a Research
     Analyst  since June 1996.  Prior to that,  he worked as a research  analyst with Rosen  Consulting  Group  beginning in 1994.  He holds a BA and an MBA from the University of California.

o    Robert S. Promisel
     Vice President and Research Analyst
     Mr.  Promisel has been a Vice President of Lend Lease Rosen since September
     2001.  Prior to joining  Lend Lease  Rosen,  he served as a REIT Analyst at
     European  Investors  from 1997 to 2001.  He was a  Research  Manager at AEW
     Capital  Management  from 1995 to 1997 and worked as a Research  Analyst at
     RREEF  from 1993 to 1995.  He holds a MS in Urban  Planning  from  Columbia
     University  and a BA in  Economic  and  in  Geography  from  Johns  Hopkins
     University.

o    Jeung S. Hyun
     Vice President and Research Analyst
     Mr.  Hyun has been a Vice  President  of Lend Lease  Rosen since July 2003.
     Prior to  joining  Lend  Lease  Rosen,  he was a Vice  President  at Morgan
     Stanley Investment  Management where he performed  securities  analysis for its  institutional  real estate fund. From 1997 to 2000 he was an Associate at Capital Trust,  Inc., a specialty finance real estate company,  and from
     1996 to 1997 he was an Analyst at Jones Lang Wootton Realty  Advisors where he worked on the asset management of a private REIT portfolio  comprised of twenty-six  regional  malls.  He  holds  a BA in  Government  and  an MA in
     Architecture from Harvard University.

AEW Capital Management, L.P. ("AEW"), World Trade Center East, Two Seaport Lane,
Boston,  Massachusetts,  02210,  is a sub-advisor to the Real Estate  Securities
Fund.  AEW is a real  estate  investment  advisory  firm,  providing  investment management services to institutions and other investors in commercial properties and  portfolios.  As of June 30, 2004, AEW manages  approximately  $9 billion in client capital  invested in  approximately  $14 billion of real estate including
$4.9 billion in real estate equity  securities.  Our clients include many of the leading U.S. private and public retirement programs, foundations, endowments and
Taft-Hartley plans, as well as international and private investors.  AEW employs
205 people, operating from offices in Boston, Los Angeles, and Washington,  D.C.
The firm is an autonomous,  wholly owned subsidiary of CDC IXIS Asset Management
North America.

In  constructing  and managing real estate  equity  securities  portfolios,  AEW employs a value-oriented investment philosophy--one that integrates quantitative
research  with  hands-on  real  estate  and  capital  markets  expertise.   This
philosophy is based on our belief that ultimately the performance of real estate securities  is dependent  upon the  performance  of the  underlying  real estate assets, as well as the influence of capital flows. AEW's extensive in-house real estate and research capabilities, combined with our dedicated team of securities professionals,  give us a strong  competitive  advantage in such an environment.
The AEW real estate securities team includes ten dedicated professionals, led by the following individuals:

o    Matthew A. Troxell, CFA
     REIT Portfolio Manager

                                      -34-

     Matthew A. Troxell is a Senior Portfolio  Manager with  responsibility  for the  construction  and  management of all the firm's  publicly  traded real estate equities  portfolios,  which currently  aggregate  approximately  $5 billion.  He has over 20 years of experience in the management and analysis of real estate  investments.  Prior to joining AEW in 1994, Mr. Troxell was
     Vice  President  and  Assistant to the  President of Landmark Land Company,
     Inc., where he managed  investments,  conducted capital markets activities, and performed financial analyses for all of the financial  institutions and real estate  subsidiaries  owned by  Landmark.  Previous to that,  he was a
     Security Analyst in the Equity Research  Department at A.G. Becker Paribas,
     an international  investment bank in New York,  where he covered  financial services  companies.  A member of the National  Association  of Real Estate
     Investment  Trusts  (NAREIT)  and the Real Estate  Finance  Association  of
     Boston,  Mr. Troxell holds the designation of Chartered  Financial  Analyst and is a graduate of Tufts University (B.A.).

o    Jeffrey P. Caira
     Assistant Portfolio Manager/Equity Analyst
     Jeffrey P. Caira is an Assistant  Portfolio  Manager/Equity  Analyst in the
     firm's real estate securities group, responsible for covering the apartment and hotel sectors of AEW's REIT stock universe. Mr. Caira joined AEW's REIT group in August 2003 from his position as Portfolio  Manager/Senior Analyst with Pioneer  Investment  Management,  Inc., where he managed a real estate securities  mutual  fund  and  was  responsible  for  conducting  financial analyses on real  estate  companies.  Prior to that,  he served as a Senior
     Equity Research Analyst at RBC Dain Rauscher, Inc. covering the real estate sector with a focus on equity REITs.  A member of the National  Association of Real  Estate  Investment  Trusts  (NAREIT)  and a licensed  real  estate broker,  Mr. Caira is a graduate of the University of Notre Dame (B.A.) and
     Northwestern  University  (M.B.A.).  He is  also  a  registered  securities representative (NASD Series 7).

o    J. Hall Jones, Jr., CFA
     Assistant Portfolio Manager/Equity Analyst
     J. Hall Jones, Jr. is an Assistant Portfolio  Manager/Equity Analyst in the
     firm's real estate  securities  group.  He is responsible  for covering the regional mall, shopping center,  outlet center and specialty retail sectors of AEW's  REIT  stock  universe.  Mr.  Jones  joined  AEW in 1999  from his position as a Real Estate  Equity  Analyst at First Union  Capital  Markets
     where he was  responsible  for  preparing  various  financial  analyses and earnings  projections  on real estate  companies.  Prior to that,  he was a
     Registration  Examiner for the Securities Division of the State Corporation
     Commission (Virginia) where he was responsible for examining broker-dealer, investment advisor and agent/representative  registration applications. Mr.
     Jones is a graduate of James Madison  University  (B.A.) and the College of
     William and Mary (M.B.A.).  He also holds the Chartered  Financial  Analyst designation.

o    Roman Ranocha, CFA
     Assistant Portfolio Manager/Equity Analyst

     Roman  Ranocha  is an  Assistant  Portfolio  Manager/Equity  Analyst in the
     firm's real estate  securities  group,  responsible for covering the office and  industrial  sectors of AEW's REIT stock  universe.  Roman joined AEW's
     REIT  group in July  2000  from  his  position  as  Associate  Director  of
     Research/Portfolio  Manager  with  Alliance  Capital  Management,  where he managed a portfolio  of equity REITs and  participated  in  developing  new products.  Before joining  Alliance,  he served as a Real Estate Securities
     Analyst for Liquidity Financial Group, acting as the primary analyst for

                                      -35

     a  $70  million  portfolio  in  public  and  private  real  estate  limited
     partnerships  and  REITs.   Mr.  Ranocha  attended  Prague   University  of
     Economics,  Prague, Czech Republic and Menlo College, Atherton,  California
     (BA in Business  Administration).  He holds the Chartered Financial Analyst designation.

Tax-Exempt Fixed Income Fund:
Weiss, Peck & Greer LLC ("Weiss"), One New York Plaza, 30th Floor, New York, New
York 10004-1950,  a  federally-registered  investment advisor since 1970, is the sub-advisor  for the  Tax-Exempt  Fixed Income Fund.  Weiss  manages  individual accounts,  mutual funds, and institutional accounts.  Weiss is a U.S. subsidiary of Robeco Group, a leading European asset management company, with existing U.S.
management and investment teams remaining in place. The Robeco Group is owned by
Rabobank,  the only  commercial  bank in the world rated triple-A by all four of the major rating agencies. As of August 31, 2003, the firm managed $18.4 billion in assets in a number of traditional and alternative  strategies.  The following individuals  manage Weiss's  allocated  portion of the  Tax-Exempt  Fixed Income
Fund's assets:

o    S. Blake Miller, CFA
     Managing Director, Senior Portfolio Manager and Trader
     Mr.  Miller  joined  Weiss in 1988  when the firm  acquired  Ehrlich  Bober
     Advisors,  Inc., where he was a portfolio  assistant and research  analyst.
     Mr.  Miller  holds  a BS  from  the  McIntire  School  of  Commerce  of the
     University of Virginia.

o    Peter Moukios
     Vice President, Portfolio Manager and Research Analyst
     Since  joining Weiss in 1987,  Peter  Moukios has worked as Senior  Account
     Administrator  and later as Money Market  Specialist  before  moving to his present  position  in  1996.  Previously,  he  worked  for  three  years at
     Manufacturers Hanover Trust as Supervisor of Broker Custody. Mr. Moukios is
     a member  of the  Municipal  Analysts  Group of New York and  holds a BS in
     Management from St. John's University.

o    James L. Iselin
     Principal, Portfolio Manager
     Mr.  Iselin  joined  Weiss in 1993.  He became a  portfolio  manager  after working two years as a portfolio assistant and research analyst. Mr. Iselin holds a BA in Philosophy from Denison University.

Core Plus Fixed Income Fund:

Goldman Sachs Asset  Management,  L.P.,  ("GSAM"),  32 Old Slip, 23rd Floor, New
York,  NY,  10005,  is a  sub-advisor  to the Core Plus Fixed  Income Fund as of
August  2004.  GSAM  (or its  predecessor)  has  been  registered  with the U.S.
Securities and Exchange  Commission as an investment  adviser since 1990, and is an affiliate of Goldman, Sachs & Co. As of June 30, 2004, GSAM, along with other units of the Investment  Management  Division of Goldman Sachs, had assets under management of $406 billion.  The following  individuals  manage GSAM's allocated portion of the Core Plus Fixed Income Fund's assets:

o    Jonathan A. Beinner
     Managing  Director;  Chief  Investment  Officer- Co-Head of Global Cash and
     Fixed Income Portfolio Management
     Mr. Beinner is the Chief Investment  Officer and Co-Head of U.S. and Global
     Fixed Income at GSAM.  Mr.  Beinner joined GSAM in 1990, and is responsible for GSAM's $100 billion in money market assets.  Mr. Beinner holds two B.S.
     degrees from the University of Pennsylvania.

o    Thomas J. Kenny, CFA
     Managing  Director;  Chief  Investment  Officer- Co-Head of Global Cash and
     Fixed Income Portfolio Management

     Mr. Kenny is Co-Head of GSAM's Global Cash and Fixed Income Portfolio team.
     Prior  to  taking  on this  role,  he was the  Head of the  Municipal  Bond
     Portfolio Management team that is

                                      -36-

     responsible  for over $10  billion  in assets  across  multiple  investment strategies.  Mr. Kenny  joined GSAM in 1999 after  spending  over  thirteen years with the Franklin  Templeton Group of Funds where, most recently,  he was  Executive  Vice  President  and the  Director  of the  Municipal  Bond
     Department,  responsible  for the portfolio  management and credit research efforts for 38 tax-exempt portfolios with assets under management in excess of $50 billion.  Mr. Kenny has served in a number of  leadership  positions for various  industry  groups and was, most recently,  the Vice Chairman of the Municipal  Securities  Rulemaking  Board.  Mr. Kenny received a B.A. in
     Business Economics from the University of California,  Santa Barbara, and a
     M.S. in Finance from Golden Gate University in San Francisco.

o    James B. Clark
     Managing Director; Co-Head of U.S. Fixed Income
     Mr.  Clark is a Senior  Portfolio  Manager  and  Co-Head of the U.S.  Fixed
     Income  Group.  Prior to that he  headed  the  portfolio  management  group specializing in  mortgage-backed  and  asset-backed  securities.  Mr. Clark joined GSAM in 1994 after working as an investment manager at the Travelers
     Insurance Co. Prior to that, Mr. Clark worked as a quantitative  analyst in the economic research department of the Federal Reserve Bank in Boston. Mr.
     Clark earned a B.A. from Kenyon College and a M.B.A. from the University of
     Chicago.

o    Christopher Sullivan
     Managing Director; Co-Head of U.S. Fixed Income
     Mr.  Sullivan is a Senior  Portfolio  Manager and Co-Head of the U.S. Fixed
     Income Group.  As a member of the Investment  Strategy Team, he contributes to overall portfolio strategy and portfolio construction.  Additionally, he is responsible for  communicating  GSAM's  portfolio views with clients and for overall  development of new fixed income  products for the U.S.  client base. Mr. Sullivan joined GSAM in 2001 from Pacific  Investment  Management
     (PIMCO) where he had been a senior member of their account  management team since 1997. Previously,  he had been associated with Hawaiian Trust Company as an  equity  portfolio  manager  and  prior to that at  Dimensional  Fund
     Advisors  as a fixed  income  portfolio  manager.  Mr.  Sullivan  began his investment  career  at  Dimensional  in 1988.  He  earned  a M.A.  from the
     University of California at Los Angeles,  and a B.A. from the University in
     Chicago.

o    Andrew F. Wilson
     Managing Director; Co-Head of Global Fixed Income and Currency Management -
     London
     Mr. Wilson joined GSAM in 1995 and is  responsible  for global fixed income management.  Prior to joining GSAM Mr.  Wilson  spent three years  managing multi-currency fixed income portfolios at Rothschild Asset Management.  Mr.
     Wilson  previously  spent three  years at the  reserve  bank of New Zealand including  two  years  on  secondment  to the  Bank  of  England's  Foreign
     Investment  Unit.  Mr.  Wilson  received  his M.A  from the  University  of
     Canterbury, New Zealand.

o    Philip Moffitt
     Managing Director;  Senior Currency Portfolio Manager and Co-Head of Global
     Fixed Income & Currency Management - London
     Mr.  Moffitt  joined  GSAM in 1999 and is head of currency  management  and co-head of Global  Fixed  Income  and  Currency.  Prior to joining  GSAM he worked for three years as a proprietary  trader for Tokai Asia Ltd. in Hong
     Kong.  Before that,  Mr.  Moffitt  spent ten years with Bankers Trust Asset
     Management in Australia,  where he was a Managing Director  responsible for all  active  global  fixed  income  funds  as well  as a  member  of  Asset
     Allocation Committee.  Mr. Moffitt also spent one year as a Cadet Economist with the Reserve Bank of Australia.  Mr.  Moffitt holds a B Ec with Honours from the University of Sydney, and an ASIA.

o    James R. Cielinski, CFA
     Managing Director; Head of Global Credit Strategy - London
     Mr.  Cielinski  joined GSAM in 1998 as a corporate bond portfolio  manager.
     Prior to joining  GSAM,  Mr.  Cielinski  was a manager of the Fixed  Income
     Group  with the Utah  Retirement  System in Salt Lake  City,  Utah for five years. Before joining the State of Utah, Mr. Cielinski spent six years with
     Brown  Brothers  Harriman in New York as a fixed income  portfolio  manager

                                      -37-

     specializing in corporate debt, and two years at First Security  Investment
     Management as Investment  Officer.  Mr.  Cielinski  received a BSc from the
     University of Utah and a M.B.A. from New York University.

o    Thomas D. Teles
     Managing Director; Head of Mortgage-backed Securities
     Mr. Teles is a member of the GSAM fixed income  portfolio  management  team and serves as the head of mortgage-backed securities team. Mr. Teles joined
     GSAM in 2000 after  working as both a mortgage  trader and in the  research department  at Goldman,  Sachs & Co. for three  years.  Prior to that,  Mr.
     Teles worked as an investment  manager at the  Travelers  Insurance Co. Mr.
     Teles received a B.A. from the University of Maryland and a M.B.A. from the
     University of Chicago.

Western Asset  Management  Company  ("Western"),  385 East  Colorado  Boulevard,
Pasadena,  CA,  91101,  is a  sub-advisor  to the Core Plus Fixed  Income  Fund.
Western  is a wholly  owned  subsidiary  of Legg  Mason,  Inc,  an  NYSE-listed, diversified financial services company based in Baltimore,  Maryland.  Western's sole  business  is  managing  fixed-income  portfolios  for large  institutional clients,  an  activity  it has  pursued  for over 30 years.  From its offices in
Pasadena, London, and Singapore,  Western's 431 employees perform these services for a wide variety of global clients,  including charitable,  corporate,  health care,  insurance,  mutual fund,  public,  and union,  and across an equally wide variety of mandates,  from money markets to emerging markets. Total assets under management by Western were approximately $127.2 billion as of June 30, 2004. The following  individuals manage Western's allocated portion of the Core Plus Fixed
Income Fund's assets:

o    S. Kenneth Leech
     Chief Investment Officer
     Mr. Leech joined Western in 1990 and is Chief Investment Officer.  Prior to
     joining Western,  Mr. Leech was a Portfolio  Manager with Greenwich Capital
     Markets from 1988 to 1990; The First Boston  Corporation from 1980 to 1988;
     and the National bank of Detroit from 1977 to 1980. Mr. Leech holds M.B.A.,
     B.S.  and B.A.  degrees  from  the  Wharton  School  of the  University  of
     Pennsylvania.

o    Edward A. Moody
     Portfolio Manager
     Mr.  Moody  joined  Western in 1985 and is a  Portfolio  Manager.  Prior to
     joining  Western,  Mr. Moody worked as a portfolio  manager at the National
     Bank of Detroit from 1976 to 1985.  Mr. Moody holds a degree from  Northern
     Michigan University.

o    Stephen A. Walsh
     Deputy Chief Investment Officer
     Mr. Walsh joined  Western in 1991 and is Deputy Chief  Investment  Officer.
     Prior to joining  Western,  Mr.  Walsh was a Portfolio  Manager at Security
     Pacific Investment Managers from 1989 to 1991. Prior to that, Mr. Walsh was a Portfolio  Manager at Atlantic  Richfield  Company from 1981 to 1988. Mr.
     Walsh holds a B.A degree from the University of Colorado at Boulder.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset  value per share  (NAV),  which is determined by each Fund generally as of 4:00 p.m.  Eastern time on each day that the Fund is open for business.  The Fund is generally  open on days that the New
York Stock Exchange is open for trading.  Purchase and  redemption  requests are priced at the next NAV  calculated  after receipt of such  requests.  The NAV is determined by dividing the value of a Fund's securities,  cash and other assets, minus  all  expenses  and  liabilities,  by the  number  of  shares  outstanding
(assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of each Fund,  including  management,  administration  and  shareholder servicing fees, which are accrued daily.

Each Fund's  securities  are generally  valued each day at their current  market value. If market quotations are not readily available, securities will be valued at their  fair  market  value as  determined  in good faith in  accordance  with procedures approved by the Trust's Board of Trustees.

                                      -38-

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a
Fund's shares may change on days when  shareholders  are not able to purchase or redeem  shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign  securities  held at the closing price on the exchange on which they are  traded or if the  close of the  foreign  exchange  occurs  after  4:00 p.m.
Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign  currencies  are  translated  into U.S.  dollars at the London market close.  Occasionally,  events that affect these  values and  exchange  rates may occur after the close of the exchange on which such  securities  are traded.  If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures  adopted by the Trust's
Board of Trustees.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial  institutions  and  intermediaries  on  behalf  of their  clients  may purchase  shares on any day that the NYSE is open for business by placing orders with  U.S.  Bancorp  Fund  Services,  LLC,  the  Funds'  Transfer  Agent (or its
authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders  electronically  through those  systems.
Cash investments must be transmitted or delivered in federal funds to the Funds'
wire agent by the close of business  on the day after the order is placed.  Each
Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best  interests  of the Fund or its  shareholders  and could adversely affect the Fund or its operations.

Certain other intermediaries,  including certain  broker-dealers and shareholder organizations,  have been  designated as agents  authorized to accept  purchase, redemption,  and  exchange  orders for Fund  shares.  These  intermediaries  are required by contract  and  applicable  law to ensure that orders are executed at the NAV next  determined  after the  intermediary  receives the  request.  These
authorized   intermediaries  are  responsible  for  transmitting   requests  and
delivering funds on a timely basis.

In  compliance  with the  U.S.A.  PATRIOT  Act of  2001,  please  note  that the financial  institution or intermediary  will verify certain  information on your account  application as part of the Funds'  Anti-Money  Laundering  Program.  As requested on the  application,  you should supply your full name, date of birth, social security and permanent  street address.  Mailing  addresses  containing a
P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums,  however, the financial  institutions and intermediaries  that sell the Funds' shares may have established  minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders  may sell  (redeem)  their  Fund  shares  through  their  financial institutions or  intermediaries  on any business day by following the procedures established  when they opened their account or accounts.  The sale price of each share will be the next NAV determined after a Fund (or authorized  intermediary)
receives a request to sell or redeem Fund shares.  Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund  generally pays sale  (redemption)  proceeds in cash.  However,  under unusual  conditions that make the payment of cash unwise (and for the protection of a  Fund's  remaining  shareholders),  a  Fund  might  pay  all or  part  of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).  If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

                                      -39-

EXCHANGE PRIVILEGE
Shareholders of record, including financial institutions and intermediaries, may exchange  shares of any Fund for shares of any other Fund on any business day by contacting the Funds'  transfer agent directly.  This exchange  privilege may be changed or canceled  by a Fund at any time upon 60 days  notice.  Exchanges  are generally made only between identically registered accounts unless a shareholder sends written  instructions  with a signature  guarantee  requesting  otherwise.
Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences  of the exchange.  A shareholder  could realize short- or long-term capital gains or losses.  An exchange request received prior to the close of the
NYSE will be made at that day's  closing  NAV.  The Funds  reserve  the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund  or its  shareholders  and  could  adversely  affect  the  Fund or its operations.

MARKET TIMING POLICY
Frequent  trading or market timing of Fund shares could harm the AssetMark Funds and their long-term  investors.  In an effort to protect shareholders and reduce the  possibility of harmful market timing  activity,  the Funds monitor  trading patterns,  and reserve the right to take appropriate  action as deemed necessary including,  but not limited to,  refusing to accept purchase  orders.  The Funds also work with intermediaries that sell or facilitate the sale of Fund shares to identify abusive trading practices in omnibus  accounts.  Under no circumstances will the Funds,  their adviser or distributor enter into any agreements with any investor or investment  advisor to encourage or facilitate  market timing in the
Funds. Although the Fund takes steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Capital  Corporation,  an affiliate of the Advisor,  2300 Contra Costa
Boulevard, Suite 425, Pleasant Hill, California,  94523-3967, is the distributor for the shares of each of the Funds. Quasar Distributors, LLC, 615 East Michigan
Street,  Milwaukee,  Wisconsin,  53202, serves as sub-distributor to each of the
Funds.  Both AssetMark  Capital  Corporation  and Quasar  Distributors,  LLC are
registered  broker-dealers and members of the National Association of Securities
Dealers, Inc. Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds,  has adopted a Distribution  Plan pursuant to
Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution  activities  and  shareholder  services  for the  Funds  and  their shareholders.  Each Fund may pay 0.25% per year of its average  daily net assets for such distribution and shareholder service activities. As these fees are paid out of a Fund's assets on an on-going basis,  over time these fees will increase the cost of your  investment  and may cost you more than  paying  other types of sales charges.

Amounts  may be paid out under the Funds'  12b-1  Distribution  Plan to brokers, dealers,  advisers and others.  For example,  Rule 12b-1 fees are paid to mutual
fund   supermarkets   that  perform  back  office   shareholder   servicing  and
recordkeeping services that facilitate the operation of the AssetMark Investment
Services  program through which the Funds are primarily  distributed.  AssetMark
(and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the program.

COUNSEL, INDEPENDENT AUDITORS AND SERVICE PROVIDERS
Legal Counsel and Independent Auditors
Stradley  Ronon Stevens & Young,  LLP, 2600 One Commerce  Square,  Philadelphia,
Pennsylvania,    19103,    serves    as   legal    counsel    to   the    Trust.
PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105,
has been selected as independent auditors for the Funds.

Custodian,  Transfer Agent, Fund Administrator,  Fund Accountant and Shareholder
Servicing  Agents U.S. Bank,  N.A.  serves as Custodian for each Fund's cash and securities.  The  Custodian  does not  assist in,  and is not  responsible  for, investment  decisions involving assets of the Funds. U.S. Bancorp Fund Services,
LLC, serves as each Fund's Administrator, Transfer Agent and Fund Accountant. In
addition,  certain  other  organizations  that provide  recordkeeping  and other shareholder services may be entitled to

                                      -40-

receive  fees from a Fund for  shareholder  support.  Such  support may include, among other things, assisting investors in processing their purchase,  exchange, or redemption requests, or processing dividend and distribution payments.

DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund pays its shareholders  dividends from the Fund's net investment income and  distributes any net capital gains the Fund has realized.  All Funds,  other than the  Tax-Exempt  Fixed  Income  Fund and the Core Plus Fixed  Income  Fund,
declare and pay dividends at least  annually.  The Tax-Exempt  Fixed Income Fund and the  Core  Plus  Fixed  Income  Fund  declare  and pay  dividends  at  least quarterly. Capital gains, if any, are distributed at least once a year.

All of  your  dividends  and  capital  gains  distributions  with  respect  to a particular Fund will be reinvested in additional  shares of that Fund unless you provide us with a written  request to receive your  payments in cash.  Dividends paid in cash or additional shares are treated the same for tax purposes.

Every  January,  you will  receive a  statement  that  shows  the tax  status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Taxes

In general,  Fund  distributions  are taxable to you (unless your  investment is through a qualified retirement plan), as either ordinary income or capital gain.
Fund  distributions  of short-term  capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable as long-term capital  gains no matter how long you have owned your  shares.  A portion of the income  dividends paid to you by a Fund (other than the Tax-Exempt  Fixed Income
Fund and the Core Plus Fixed Income Fund) may be  qualified  dividends  eligible for taxation at long-term  capital gain rates. If you buy shares when a Fund has realized but not yet distributed  income or capital gains, you will be "buying a dividend"  by paying the full price for the shares and then  receiving a portion of the price back in the form of a taxable distribution.

By law, a Fund must withhold a portion of your taxable  distributions  and sales proceeds unless you:

     |X|  provide  your  correct  social  security  or  taxpayer  identification number,

     |X|  certify that this number is correct,

     |X|  certify that you are not subject to backup withholding, and

     |X|  certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When  withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax  purposes,  an  exchange  of your Fund  shares  for  shares  of a  different
AssetMark Fund is the same as a sale.

Fund  distributions  and gains from the sale of your Fund shares  generally  are subject to state and local  taxes.  For  investors in the  International  Equity
Fund,  any  foreign  taxes  paid by such Fund on its  investments  may be passed through to you as a foreign tax  credit.  Non-U.S.  investors  may be subject to
U.S.   withholding   or  estate  tax,  and  are  subject  to  special  U.S.  tax certification requirements.

Because everyone's tax situation is unique, always consult your tax professional about federal,  state, local or foreign tax consequences of an investment in the
Funds.

Additional Information - Tax-Exempt Fixed Income Fund

The  Tax-Exempt  Fixed Income  Fund's  distributions  will consist  primarily of exempt-interest  dividends  from  interest  earned on municipal  securities.  In general, exempt-interest dividends are exempt from federal income tax.

The Tax-Exempt Fixed Income Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt.  The Tax-Exempt  Fixed Income
Fund also may distribute to you any

                                      -41-

market discount and net short-term  capital gains from the sale of its portfolio securities. Distributions from such income are taxable to you as ordinary income and  generally  will not be treated as  qualified  dividends  subject to reduced rates of taxation for individuals.  Distributions of ordinary income are taxable whether you reinvest your  distributions  in additional  Tax-Exempt Fixed Income
Fund shares or receive them in cash.

Tax-Exempt  Fixed  Income Fund  distributions  of  long-term  capital  gains are taxable  as  long-term  capital  gains no matter  how long you have  owned  your shares.

Exempt-interest  dividends are taken into account when  determining  the taxable portion of your social security or railroad retirement benefits.  The Tax-Exempt
Fixed Income Fund may invest a portion of its assets in private  activity bonds.
The  income  from  these  bonds  is a  preference  item  when  determining  your alternative minimum tax.

Exempt-interest  dividends  from  interest  earned on municipal  securities of a state,  or its  political  subdivisions,  generally are exempt from that state's personal income tax. Most states,  however,  do not grant tax-free  treatment to interest from municipal securities of other states.

CONVERSION TO MASTER/FEEDER FUND STRUCTURE
In lieu of investing directly, the Funds are authorized to seek to achieve their investment  objectives by converting to a Master/Feeder  Fund Structure pursuant to which each Fund would invest all of its  investable  assets in an  investment company having substantially the same investment  objectives and policies as the
Fund. There is no current intention to convert the Funds to a Master/Feeder Fund structure.

                                      -42-

FINANCIAL HIGHLIGHTS

The financial  highlights tables are intended to help you understand each Fund's financial  performance  for a Fund's  shares for the period  from June 29,  2001
(commencement  of  operations)  through  the fiscal  year  ended June 30,  2003.
Certain  information  reflects  financial  results for a single Fund share.  The total  returns  in the tables  represent  the rate that an  investor  would have earned  or lost on an  investment  in the  Fund  (assuming  reinvestment  of all
dividends   and   distributions).   This   information   has  been   audited  by
PricewaterhouseCoopers  LLP,  whose  report,  along with each  Fund's  financial statements,  are included in the Funds' annual  report,  which is available upon request.

                                                   Large Cap Growth Fund
--------------------------------------------------------------------------------
                                             Year ended          Year ended
                                            June 30, 2003       June 30, 2002
                                          ------------------   ----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year               $7.28               $10.00
                                          ------------------   ----------------

Income from investment operations:
      Net investment loss                         -                   (0.04)
      Net realized and unrealized
      gains (losses) on investments               0.31                (2.68)
                                                  -----               ------
                                          ------------------   ----------------
      Total from investment operations            0.31                (2.72)
                                                  -----               ------
                                          ------------------   ----------------

Less distributions:
      Dividends from net investment
      income                                     -                    -
      Dividends from net realized gains          -                    -
                                                 --                   -
                                          ------------------   ----------------
      Total distributions                        -                    -
                                                 --                   -
                                          ------------------   ----------------
                                          ------------------   ----------------

Net asset value, end of year                     $7.59                $7.28
                                                 ------               -----
                                          ==================   ================
                                          ==================   ================

Total return                                      4.26%              -27.20%

Supplemental data and ratios:
      Net assets, end of year               $118,363,326         $49,664,714

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                1.63%                1.75%
      After Expense Reimbursement                 1.49%                1.49%

      Ratio of net investment loss to
      average
      net assets
      Before Expense Reimbursement               -0.84%               -1.19%
      After Expense Reimbursement                -0.70%               -0.93%

      Portfolio turnover rate                    30.47%               82.84%

                                      -43-

                                                    Large Cap Value Fund
--------------------------------------------------------------------------------
                                              Year ended           Year ended
                                            June 30, 2003        June 30, 2002
                                          -------------------   -----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year                $9.20                $10.00
                                          -------------------   -----------------

Income from investment operations:
      Net investment income                        0.06                  0.05
      Net realized and unrealized
           losses on investments                  (0.42)                (0.82)
                                                  ------                ------
                                          -------------------
                                                                -----------------
      Total from investment operations            (0.37)                (0.77)
                                                  ------                ------
                                          -------------------   -----------------

Less distributions:
      Dividends from net investment
      income                                      (0.04)                (0.03)
      Dividends from net realized gains           (0.01)                -
                                                  ------                -
                                          -------------------   -----------------
      Total distributions                         (0.05)                (0.03)
                                                  ------                ------
                                          -------------------   -----------------

Net asset value, end of year                      $8.78                 $9.20
                                                  ------                -----
                                          ===================   =================

Total return                                      -3.89%                -7.76%

Supplemental data and ratios:
      Net assets, end of year                  $117,847,247          $53,317,327

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                 1.61%                 1.78%
      After Expense Reimbursement                  1.49%                 1.49%

      Ratio of net investment income to
      average net assets
      Before Expense Reimbursement                 0.56%                 0.28%
      After Expense Reimbursement                  0.69%                 0.57%

      Portfolio turnover rate                     49.79%                94.61%

                                      -44-

                                                 Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------
                                             Year ended          Year ended
                                           June 30, 2003       June 30, 2002
                                          -----------------   -----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year               $7.20              $10.00
                                          -----------------   -----------------

Income from investment operations:
      Net investment loss                         -                  (0.06)
      Net realized and unrealized
           gains/(losses) on investments          0.44               (2.74)
                                                  -----              ------
                                          -----------------   -----------------
      Total from investment operations            0.44               (2.80)
                                                  -----              ------
                                          -----------------   -----------------

Less distributions:
      Dividends from net investment
      income                                     -                   -
      Dividends from net realized gains          -                   -
                                                 --                  -
                                          -----------------   -----------------
      Total distributions                        -                   -
                                                 --                  -
                                          -----------------   -----------------

Net asset value, end of year                     $7.64               $7.20
                                                 ------              -----
                                          =================   =================

Total return                                      6.11%             -28.00%

Supplemental data and ratios:
      Net assets, end of year             $31,520,846         $12,917,171

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                2.01%               2.30%
      After Expense Reimbursement                 1.59%               1.59%

      Ratio of net investment loss to
      average net assets
      Before Expense Reimbursement               -1.78%              -2.01%
      After Expense Reimbursement                -1.36%              -1.30%

      Portfolio turnover rate                    19.02%              51.57%

                                      -45-

                                                  Small/Mid Cap Value Fund
--------------------------------------------------------------------------------
                                             Year ended          Year ended
                                            June 30, 2003      June 30, 2002
                                          ------------------   ---------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year              $10.15               $10.00
                                          ------------------   ---------------

Income from investment operations:
      Net investment loss                         -                   (0.02)
      Net realized and unrealized
           gains/(losses) on investments         (0.02)                0.17
                                                 ------                ----
                                          ------------------   ---------------
      Total from investment operations           (0.02)                0.15
                                                 ------                ----
                                          ------------------   ---------------

Less distributions:
      Dividends from net investment
      income                                     -                    -
      Dividends from net realized gains          -                    -
                                                 --                   -
                                          ------------------   ---------------
      Total distributions                        -                    -
                                                 --                   -
                                          ------------------   ---------------

Net asset value, end of year                    $10.13               $10.15
                                                -------              ------
                                          ==================   ===============

Total return                                     -0.20%                1.50%

Supplemental data and ratios:
      Net assets, end of year                $29,703,370          $13,311,184

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                2.20%                2.40%
      After Expense Reimbursement                 1.59%                1.59%

      Ratio of net investment loss to
      average net assets
      Before Expense Reimbursement               -0.96%               -1.14%
      After Expense Reimbursement                -0.36%               -0.33%

      Portfolio turnover rate                    64.32%               84.19%

                                      -46-

                                               International Equity Fund
--------------------------------------------------------------------------------
                                            Year ended         Year ended
                                           June 30, 2003      June 30, 2002
                                          ----------------   ----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year               $8.96             $10.00
                                          ----------------   ----------------

Income from investment operations:
      Net investment income                       0.09               0.03
      Net realized and unrealized
           losses on investments                 (0.80)             (1.07)
                                                 ------             ------
                                          ----------------   ----------------
      Total from investment operations           (0.71)             (1.04)
                                                 ------             ------
                                          ----------------   ----------------

Less distributions:
      Dividends from net investment
      income                                     (0.03)              -
      Dividends from net realized gains          -                  -
                                                 --                 -
                                          ----------------   ----------------
      Total distributions                        (0.03)             -
                                                 ------             -
                                          ----------------   ----------------

Net asset value, end of year                     $8.22              $8.96
                                                 ------             -----
                                          ================   ================

Total return                                     -7.92%            -10.40%

Supplemental data and ratios:
      Net assets, end of year                $76,915,396        $57,301,398

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                1.60%              1.71%
      After Expense Reimbursement                 1.59%              1.59%

      Ratio of net investment income to
      average net assets
      Before Expense Reimbursement                0.97%              0.36%
      After Expense Reimbursement                 0.99%              0.48%

      Portfolio turnover rate                   148.87%             76.83%

                                      -47-

                                             Real Estate Securities Fund
--------------------------------------------------------------------------------
                                            Year ended        Year ended
                                           June 30, 2003     June 30, 2002
                                          ----------------  ----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year              $11.18            $10.00
                                          ----------------  ----------------

Income from investment operations:
      Net investment income                       0.56              0.46
      Net realized and unrealized
           gains/(losses) on investments         (0.06)             0.97
                                                 ------             ----
                                          ----------------  ----------------
      Total from investment operations            0.49              1.43
                                                  -----             ----
                                          ----------------  ----------------

Less distributions:
      Dividends from net investment
      income                                     (0.33)            (0.25)
      Dividends from net realized gains          (0.08)            -
                                                 ------            -
                                          ----------------  ----------------
      Total distributions                        (0.40)            (0.25)
                                                 ------            ------
                                          ----------------  ----------------

Net asset value, end of year                    $11.27            $11.18
                                                -------           ------
                                          ================  ================

Total return                                      4.87%            14.60%

Supplemental data and ratios:
      Net assets, end of year                $26,188,608       $14,186,721

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                2.02%             2.28%
      After Expense Reimbursement                 1.49%             1.49%

      Ratio of net investment income to
      average net assets
      Before Expense Reimbursement                4.61%             4.36%
      After Expense Reimbursement                 5.14%             5.15%

      Portfolio turnover rate                    28.71%            68.04%

                                      -48-

                                             Tax-Exempt Fixed Income Fund
--------------------------------------------------------------------------------
                                            Year ended         Year ended
                                           June 30, 2003      June 30, 2002
                                          ----------------   ----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year              $10.46             $10.00
                                          ----------------   ----------------

Income from investment operations:
      Net investment income                       0.22               0.18
      Net realized and unrealized gains
           on investments                         0.59               0.46
                                                  -----              ----
                                          ----------------   ----------------
      Total from investment operations            0.81               0.64
                                                  -----              ----
                                          ----------------   ----------------

Less distributions:
      Dividends from net investment
      income                                     (0.22)             (0.18)
      Dividends from net realized gains           -                 -
                                                  -                 -
                                          ----------------   ----------------
      Total distributions                        (0.22)             (0.18)
                                                 ------             ------
                                          ----------------   ----------------

Net asset value, end of year                    $11.05             $10.46
                                                -------            ------
                                          ================   ================

Total return                                      7.78%              6.47%

Supplemental data and ratios:
      Net assets, end of year                 $26,100,100        $14,088,545

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                1.82%              2.28%
      After Expense Reimbursement                 1.29%              1.29%

      Ratio of net investment income to
      average net assets
      Before Expense Reimbursement                1.66%              1.42%
      After Expense Reimbursement                 2.19%              2.41%

      Portfolio turnover rate                    19.18%             11.02

                                      -49-

                                              Core Plus Fixed Income Fund
--------------------------------------------------------------------------------
                                             Year ended         Year ended
                                           June 30, 2003      June 30, 2002
                                          ----------------   ----------------

Per share data for a share of capital
stock outstanding for the entire
period and selected information
for the period are as follows:
Net asset value, beginning of year              $10.15             $10.00
                                          ----------------   ----------------

Income from investment operations:
      Net investment income                       0.48               0.45
      Net realized and unrealized gains
           on investments                         0.56               0.15
                                                  -----              ----
                                          ----------------   ----------------
      Total from investment operations            1.04               0.60
                                                  -----              ----
                                          ----------------   ----------------

Less distributions:
      Dividends from net investment
      income                                     (0.48)             (0.45)
      Dividends from net realized gains           -                 -
                                                  -                 -
                                          ----------------   ----------------
      Total distributions                        (0.48)             (0.45)
                                                 ------             ------
                                          ----------------   ----------------

Net asset value, end of year                    $10.71             $10.15
                                                -------            ------
                                          ================   ================
                                          ================   ================

Total return                                     10.47%              6.03%

Supplemental data and ratios:
      Net assets, end of year                  $110,280,032       $52,817,274

      Ratio of expenses to average net
      assets
      Before Expense Reimbursement                1.41%              1.62%
      After Expense Reimbursement                 1.29%              1.29%

      Ratio of net investment income to
      average net assets
      Before Expense Reimbursement                4.69%              5.04%
      After Expense Reimbursement                 4.81%              5.37%

      Portfolio turnover rate                    52.99%             39.01%

                                      -50-

AssetMark Funds(R)

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund

Investment Advisor                        AssetMark Investment Services, Inc.
                                          2300 Contra Costa Blvd., Suite 425
                                          Pleasant Hill, CA 94523

Legal Counsel                             Stradley Ronon Stevens & Young, LLP
                                          2600 One Commerce Square
                                          Philadelphia, PA 19103

Independent Auditors                      PricewaterhouseCoopers LLP
                                          333 Market Street
                                          San Francisco, CA 94105

Transfer Agent, Fund Accountant,          U.S. Bancorp Fund Services, LLC
and Fund Administrator                    615 East Michigan Street
                                          Milwaukee, WI 53202

Custodian                                 U.S. Bank, N.A.
                                          425 Walnut Street
                                          Cincinnati, OH 45202

Distributor                               AssetMark Capital Corporation
                                          2300 Contra Costa Blvd., Suite 425
                                          Pleasant Hill, CA 94523

                                      -51-

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement  of   Additional   Information   (SAI)  dated  October  28,  2003  (as
supplemented)
The SAI of the Funds  provides  more  details  about each  Fund's  policies  and management. The Funds' SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The  annual  and  semi-annual  reports  for each Fund  provide  the most  recent
financial  reports  and  portfolio  listings.   The  annual  report  contains  a
discussion of the market conditions and investment strategies that affected each
Fund's performance during the last fiscal year.

To receive any of these  documents or the prospectus of AssetMark  Funds(R)or to request additional information about AssetMark Funds(R), please contact us.

By Telephone:
(888) 278-5809

By Mail:
AssetMark Funds(R)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

SEC:
You may review and obtain copies of AssetMark Funds' information  (including the
SAI)  at  the  SEC  Public  Reference  Room  in  Washington,  D.C.  Please  call
1-202-942-8090 for information relating to the operation of the Public Reference
Room.  Reports and other  information about each Fund are available on the EDGAR
Database  on the  SEC's  Internet  site  at  http://www.sec.gov.  Copies  of the information  may be obtained,  after  paying a  duplicating  fee, by  electronic request at the following E-mail address:  publicinfo@sec.gov,  or by writing the
Public Reference Section,  Securities and Exchange Commission,  Washington, D.C.
20549-0102.

                                                     1940 Act File No. 811-10267

                                      -52-